[Translation]                 [H&M Final dated March 15, 2002 ]

SECURITIES REGISTRATION STATEMENT

(for NAV Sale)

ANNUAL SECURITIES REPORT

(the Seventh Term)
From:  November 1, 2000
To:  October 31, 2001

AMENDMENT TO SECURITIES REGISTRATION STATEMENT

(for NAV Sale)

PUTNAM GLOBAL GOVERNMENTAL INCOME TRUST


SECURITIES REGISTRATION STATEMENT
(including Amendment)

(for NAV Sale)

PUTNAM GLOBAL GOVERNMENTAL INCOME TRUST


SECURITIES REGISTRATION STATEMENT

To: Director of Kanto Local Finance Bureau
                                        Filing Date:  March 15, 2002

Name of the Registrant Fund:           PUTNAM GLOBAL GOVERNMENTAL INCOME TRUST

Name and Official Title of
Representative of Trust:               Charles E. Porter
                                       Executive Vice President and Treasurer

Address of Principal Office:           One Post Office Square
                                       Boston, Massachusetts 02109
                                       U. S. A.

Name and Title of Registration Agent:  Harume Nakano
                                       Attorney-at-Law
                                       Signature [Harume Nakano]
                                       ------------------------
                                               (Seal)

                                       Ken Miura
                                       Attorney-at-Law
                                       Signature [Ken Miura]
                                       ------------------------
                                               (Seal)

Address or Place of Business           Kasumigaseki Building, 25th Floor
                                       2-5, Kasumigaseki 3-chome
                                       Chiyoda-ku, Tokyo

Name of Liaison Contact:               Harume Nakano
                                       Ken Miura
                                       Attorneys-at-Law

Place of Liaison Contact:              Hamada & Matsumoto
                                       Kasumigaseki Building, 25th Floor
                                       2-5, Kasumigaseki 3-chome
                                       Chiyoda-ku, Tokyo

Phone Number:                          03-3580-3377

--  ii -

Public Offering or Sale for Registration

Name of the Fund Making Public         PUTNAM GLOBAL GOVERNMENTAL
Offering or Sale of Foreign            INCOME TRUST
Investment Fund Securities:

Type and Aggregate Amount of           Up to 100 million Class M Shares
Foreign Investment Fund Securities     Up to the total amount obtained by
to be Publicly Offered or Sold:        aggregating the net asset value per
                                       Class M Share in respect of 100 million
                                       Class M Shares
                                       (The maximum amount expected to be sold
                                       is 1,050 million U.S. dollars
                                       (YEN 139.5 billion)).

Note 1: U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00=YEN 132.90 the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on January 31, 2002.

Note 2: The maximum amount expected to be sold is an amount calculated by multiplying the net asset value per Class M Share as of January 31, 2002 (U.S.$10.50 ) by 100 million Class M Shares for convenience.

Places where a copy of this Securities Registration
Statement is available for Public Inspection

Not applicable.

(Total number of pages of this Securities Registration Statement in Japanese is 8 including front and back pages.)

C O N T E N T S

                                                   Japanese          This
                                                   Original         English
                                                                  Translation

PART I. INFORMATION CONCERNING SECURITIES             1                1

FOREIGN INVESTMENT FUND SECURITIES

PART II. INFORMATION CONCERNING ISSUER                4                1

I. DESCRIPTION OF THE FUND                            4                7

II. OUTLINE OF THE FUND                               4                7

III. OUTLINE OF THE OTHER RELATED COMPANIES           4                7

IV. FINANCIAL CONDITION OF THE FUND                   4                7

V. SUMMARY OF INFORMATION CONCERNING
   FOREIGN INVESTMENT FUND SECURITIES                 4                7

VI. MISCELLANEOUS                                     4                7

PART III. SPECIAL INFORMATION                         5                9

I. OUTLINE OF THE SYSTEM OF INVESTMENT
   TRUSTS IN MASSACHUSETTS                            5                9

II. FINANCIAL CONDITIONS OF THE INVESTMENT
    MANAGEMENT COMPANY                               12               18

III. FORM OF FOREIGN INVESTMENT
     FUND SECURITIES                                 12               18

PART I. INFORMATION CONCERNING SECURITIES

FOREIGN INVESTMENT FUND SECURITIES

1. NAME OF FUND:                       PUTNAM GLOBAL GOVERNMENTAL
                                       INCOME TRUST
                                       (hereinafter referred to as the "Fund")

2. NATURE OF FOREIGN                   Four classes of shares (Class A shares,
   INVESTMENT FUND                     Class B shares, Class C shares and
   SECURITIES CERTIFICATES:            Class M shares)
                                       Registered shares without par value
                                       In Japan, Class M Shares (hereinafter
                                       referred to as the "Shares") are
                                       for public offering. No rating has been acquired.

3. NUMBER OF SHARES TO                 Up to 100 million Shares
   BE OFFERED FOR SALE
   (IN JAPAN)

4. TOTAL AMOUNT OF                     Up to the total amount obtained by
   OFFERING PRICE:                     aggregating the respective net asset
                                       value per Share in respect of
                                       100 million Shares
                                       (The maximum amount expected to be sold
                                       is 1,050 million U.S. dollars
                                       (YEN 139.5 billion).)

Note 1: The maximum amount expected to be sold is the amount calculated, for convenience, by multiplying the net asset value per Share as of January 31, 2002 ($10.50) by the number of Shares to be offered (100 million).

Note 2: Dollar amount is translated for convenience at the rate of $1.00=132.90 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on January 31, 2002). The same applies hereinafter.

Note 3: In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount. Also, translation into yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

5. ISSUE PRICE:                        The Net Asset Value per Share next
                                       calculated on a Fund Business Day after
                                       the application for purchase is received by the Fund.

Note: A "Fund Business Day" means a day on which the New York Stock Exchange is open for business.

6. SALES CHARGE:                       The public offering price means the
                                       amount calculated by dividing the net
                                       asset value by (1-0.0325) and rounded to three decimal places. The sales charge in Japan shall be 3% of the amount obtained by deduction of the amount equivalent to 3% of the public offering price from such price
                                       (hereinafter referred to as the "Sales
                                       Price").  Any amount, in excess of the
                                       net asset value and the Sales Price
                                       shall be retained by Putnam Retail
                                       Management Limited Partnership,
                                       principal underwriter of the Fund.

7. MINIMUM AMOUNT OR                   The minimum amount for purchase of
   NUMBER OF SHARES                    Shares is 300 shares and in integral
   FOR SUBSCRIPTION:                   multiples of 100 shares for the initial
                                       subscription and of 100 Shares and
                                       integral multiples of 100 Shares for any subsequent subscription. Provided, however, even in the case of the subsequent subscription, a Shareholder shall hold 300 Shares or more after the subscription.

8. PERIOD OF SUBSCRIPTION:             From:  April 1, 2002 (Monday)
                                       To:  March 31, 2003 (Monday)
                                       Provided that the subscription is
                                       handled only on a Fund Business Day
                                       and a business day when securities
                                       companies are open for business in
                                       Japan.

9. DEPOSIT FOR SUBSCRIPTION:           None.

10. PLACE OF SUBSCRIPTION:             Tsubasa Securities Co., Ltd.
                                       (hereinafter referred to as "Tsubasa"
                                       or the "Distributor")
                                       4-2, Marunouchi 3-chome, Chiyoda-ku,
                                       Tokyo

Note 1: The subscription is handled at the head office and the branch offices in Japan of the above-mentioned securities company.

Note 2: Tsubasa Securities Co., Ltd. will change its name to UFJ Tsubasa Securities Co., Ltd. as a result of a merger with UFJ Capital Markets Securities Co., Ltd. to be effected on June 1, 2002. From June 1, 2002, the subscription will be handled at the head office, which will be located at 1-3, Otemachi 1-chome, Chiyoda-ku, Tokyo, branch offices and business offices of UFJ Tsubasa Securities Co., Ltd.

11. DATE AND PLACE                     Investors shall pay the Issue Price and
    OF PAYMENT:                        Sales Charge to Tsubasa within 4
                                       business days in Japan from the
                                       day when Tsubasa confirms the execution
                                       of the order (the "Trade Day")
                                       (see page 25 in the following securities report). The total issue price for each Application Day will be transferred by Tsubasa to the account of the Fund at Putnam Fiduciary Trust Company, the transfer agent, within 3 Fund
                                       Business Days (hereinafter referred to
                                       as "Payment Date") from (and including)
                                       the Application Day.

12. OUTLINE OF UNDERWRITING, ETC.:

(A) Tsubasa undertakes to make a public offering of Shares in accordance with an agreement dated November 21, 1997 with Putnam Retail Management. Inc. in connection with the sale of the Shares in Japan.

(B) During the public offering period, Tsubasa will execute or forward the purchase orders and repurchase requests of the Shares received directly or indirectly through other Sales and Repurchase Handling Companies (hereinafter referred to as "Sales Handling Company") to the Fund.

(C) The Fund has appointed Tsubasa as the Agent Company in Japan.

Note: "The Agent Company" shall mean a securities company which, under a contract made with a foreign issuer of investment securities, makes public the net asset value per Share and submits or forwards the financial reports or other documents to the Japan Securities Dealers Association ("JSDA") and sales handling securities companies rendering such other services.

13. MISCELLANEOUS:

(A) Method of Subscription:

Investors who subscribe to Shares shall enter into with a Distributor or a Sales Handling Company an agreement concerning transactions of foreign securities. A Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account and other prescribed agreements (hereinafter referred to as "Account Contract") and the investors submit to the Distributor or the Sales Handling Company an application for requesting the opening of a transactions account under the Account Contract. The subscription amount shall be paid in yen and the yen exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day of each subscription and which shall be determined by such Distributor or Sales Handling Company.

The subscription amount shall be paid in dollars to the account of the Fund with Putnam Fiduciary Trust Company as custodian for the Fund by Tsubasa on the Payment Date.

(B) PERFORMANCE INFORMATION

The following information provides some indication of the Fund's risks. The chart shows year-to-year changes in the performance of the Fund's class M shares. The table following the chart compares the Fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS M SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS M SHARES

1992               4.18%
1993              13.39%
1994             -10.21%
1995              15.42%
1996               9.21%
1997              -0.65%
1998               3.24%
1999              -4.45%
2000               1.90%
2001               0.15%

Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown.

During the periods shown in the bar chart, the highest return for a quarter was 6.29% (quarter ending 6/30/95) and the lowest return for a quarter was -5.42% (quarter ending 3/31/94).

Average Annual Total Returns (for periods ending 12/31/01)
-------------------------------------------------------------------------------
                            Past 1 year         Past 5 years      Past 10 years
-------------------------------------------------------------------------------
Class M                       -3.07%             -0.66%              2.61%
-------------------------------------------------------------------------------
Salomon Brothers
World Government
Bond Index                    -0.99%              2.16%              5.32%
-------------------------------------------------------------------------------

Unlike the bar chart, this performance information reflects the impact of sales charges. Class M share performance reflects the current maximum initial sales charge. Performance of class M shares in the bar chart and table following the bar chart, for periods prior to their inception on March 17, 1995, is derived from the historical performance of the Fund's Class A shares (not offered in Japan), adjusted to reflect the appropriate sales charge and the higher 12b-1 fees paid by class M shares. The Fund's performance is compared to the Salomon Brothers World Government Bond Index, a market capitalization-weighted benchmark that tracks performance of government-bond markets in 14 countries.

(C) FEES AND EXPENSES

This table summarizes the fees and expenses investors may pay if they invest in the Fund. Except as noted, expenses are based on the fund's last fiscal year.

Shareholder Fees
-------------------------------------------------------------------------------
(Fees paid directly from investor's investment)                 Class M Shares
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                     3.25%
(as a percentage of the offering price)

Maximum Deferred Sales Charge (Load) (as a percentage                NONE
of the original purchase price or redemption proceeds,
whichever is lower)
-------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
-------------------------------------------------------------------------------
                                                             Total Annual Fund
               Management    Distribution       Other           Operating
                  Fees       (12b-1) Fees      Expenses          Expenses
-------------------------------------------------------------------------------
Class M          (0.70)%       (0.50)%         (0.29)%           (1.49)%
-------------------------------------------------------------------------------

(D) EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, investors can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that an investor invests $10,000 in the fund for the time periods shown and then redeems all of the investor's shares at the end of those periods. It also assumes a 5% return on investor's investment each year and that the Fund's operating expenses remain the same. The example is hypothetical; an investor's actual costs and returns may be higher or lower.

-------------------------------------------------------------------------------
                  1 year        3 years         5 years         10 years
-------------------------------------------------------------------------------
Class M            $472          $781           $1,112           $2,047
-------------------------------------------------------------------------------

(E) Offerings other than in Japan:

Shares are simultaneously offered in the United States of America.

PART II. INFORMATION CONCERNING ISSUER

I. DESCRIPTION OF THE FUND

The description in this item is the same as the description in I.
DESCRIPTION OF THE FUND of the Securities Report set forth below (the Securities Report mentioned below, from page 1 to page 27)

II. OUTLINE OF THE FUND

The description in this item is the same as the description in II. OUTLINE OF THE FUND of the Securities Report set forth below (Ditto, from page 28 to page 60)

III. OUTLINE OF THE OTHER RELATED COMPANIES

The description in this item is the same as the description in III. OUTLINE OF THE OTHER RELATED COMPANIES of the Securities Report set forth below (Ditto, from page 61 to page 62)

IV. FINANCIAL CONDITIONS OF THE FUND

The description in this item is the same as the description in IV. FINANCIAL CONDITIONS OF THE FUND of the Securities Report set forth below (Ditto, from page 63 to page 144)

V. SUMMARY OF INFORMATION CONCERNING THE EXERCISE OF RIGHTS
BY HOLDERS OF FOREIGN INVESTMENT FUND SECURITIES

The description in this item is the same as the description in VI. SUMMARY OF INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY HOLDERS OF FOREIGN INVESTMENT FUND SECURITIES of the Securities Report set forth below (Ditto, page 168)

VI. MISCELLANEOUS

(1) The following documents were filed with the Director of Kanto Local Finance Bureau in connection with the Fund.

March 16, 2001:  Securities Registration Statement/Annual Securities
                 Report (the 6th term)/ Amendment to Securities
                 Registration Statement
March 27, 2001:  Amendment to Securities Registration Statement/
                 Amendment to Annual Securities Report (the 6th term)
                 Amendment to Securities Registration Statement
July 31, 2001:   Semi-annual Report (during the 7th term)/Amendment
                 to Securities Registration Statement

(2) The ornamental design is used in cover page of the Japanese
Prospectus.

(3) The following must be set forth in the Prospectus.

Outline of the Prospectus will be included at the beginning of the Prospectus, summarizing the content of Part I., Information Concerning Securities, "I. Descriptions of the Fund", "III. Outline of Other
Related Companies" and "IV. Financial Condition of the Fund" in Part II, Information Concerning Issuer, of the SRS.

(4) Summarized Preliminary Prospectus will be used.

Attached document will be used pursuant to the extent permitted by applicable law, as the document (Summarized Preliminary Prospectus) as set forth at Item 1.(1)(b), of Article 12 of the Ordinance of Cabinet Office Concerning the Disclosure of the Content, etc. of the Specified Securities.

(a) The content of the Summarized Preliminary Prospectus may be publicized by leaflets, pamphlets, direct mails (post cards and mails in envelopes) or in newspapers, magazines, other books and the Internet, etc.

(b) The layout, quality of paper, printing color, design etc. of the Summarized Preliminary Prospectus may vary depending on manner of usage. Photos, illustrations and graphs may be used.

(c) For information on the historical performance, the record of changes in the net asset values per share and the rate of increase or decrease calculated from the establishment of the Fund or from the beginning of the relevant period, in respect of immediately preceding one month to five years and to ten years may be shown by figures or graphs. Such historical performance may be also stated in the amounts translated into Japanese Yen.

(d) Based on the historical performance, examples of received dividends to a certain purchase price may be shown. Such a purchase price and dividends may be also stated in the amounts translated into Japanese Yen.

(e) Based on the past net asset values, examples of trade amounts of certain Shares subscribed may be shown. Such amounts may be also stated in the amounts translated into Japanese Yen.

PART III. SPECIAL INFORMATION

I. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS

Below is an outline of certain general information about open-end U.S. investment companies. This outline is not intended to provide comprehensive information about such investment companies or the various laws, rules or regulations applicable to them, but provides only a brief summary of certain information which may be of interest to investors. The discussion below is qualified in its entirety by the complete registration statement of the Fund and the full text of any referenced statutes and regulations.

I. Massachusetts Business Trusts

A. General Information

Many investment companies are organized as Massachusetts business trusts. A Massachusetts business trust is organized pursuant to a declaration of trust, setting out the general rights and obligations of the shareholders, trustees, and other related parties. Generally, the trustees of the trust oversee its business, and its officers and agents manage its day-to-day affairs.

Chapter 182 of the Massachusetts General Laws applies to certain
"voluntary associations", including many Massachusetts business trusts. Chapter 182 provides for, among other things, the filing of the declaration of trust with the Secretary of State of the Commonwealth of Massachusetts and the filing by the trust of an annual statement regarding, among other things, the number of its shares outstanding and the names and addresses of its trustees.

B. Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a trust. Typically, a declaration of trust disclaims shareholder liability for acts or obligations of the trust and provides for indemnification out of trust property for all loss and expense of any shareholder held personally liable for the obligations of a trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular trust would be unable to meet its obligations.

II. United States Investment Company Laws and Enforcement

A. General

In the United States, pooled investment management arrangements which offer shares to the public are governed by a variety of federal statutes and regulations. Most mutual funds are subject to these laws. Among the more significant of these statutes are:

1. Investment Company Act of 1940

The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

2. Securities Act of 1933

The Securities Act of 1933, as amended (the "1933 Act"), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

3. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

4. The Internal Revenue Code

An investment company is generally an entity subject to federal income taxation under the Internal Revenue Code of 1986, as amended (the "Code"). However, under the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualifies as a "regulated investment company" under the Code for federal income tax purposes and meets all other necessary requirements.

5. Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

B. Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

1. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

2. State authorities typically have broad authority to regulate the activities of brokers, dealers, or other persons directly or indirectly engaged in activities related to the offering and sale of securities to their residents or within their jurisdictions.

C. Offering Shares to the Public

An investment company ("investment company" or "fund") offering its shares to the public must meet a number of requirements, including, among other things, registration as an investment company under the 1940 Act; registration of the sale of its shares under the 1933 Act; registration of the fund, the sale of its shares, or both, with state securities regulators; delivery of a current prospectus to current or prospective investors; and so forth. Many of these requirements must be met not only at the time of the original offering of the fund's shares, but compliance must be maintained or updated from time to time throughout the life of the fund.

D. Ongoing Requirements

Under U.S. law, a fund that continuously offers its shares is subject to numerous ongoing requirements, including, but not limited to;

1. Updating its prospectus if it becomes materially inaccurate or misleading;

2. Annual update of its registration statement;

3. Filing semi-annual and annual financial reports with the SEC and distributing them to shareholders;

4. Annual trustee approval of investment advisory arrangements, distribution plans, underwriting arrangements, errors and omissions/director and officer liability insurance, foreign custody arrangements, and auditors;

5. Maintenance of a code of ethics; and

6. Periodic board review of certain fund transactions, dividend payments, and payments under a fund's distribution plan.

III. Management of a Fund

The board of directors or trustees of a fund are responsible for generally overseeing the conduct of a fund's business. The officers and agents of a fund are generally responsible for the day-to-day operations of a fund. The trustees and officers of a fund may or may not receive a fee for their services.

The investment adviser to a fund is typically responsible for implementing the fund's investment program. The adviser typically receives a fee for its services based on a percentage of the net assets of a fund. Certain rules govern the activities of investment advisers and the fees they may charge. In the United States, investment advisers to investment companies must be registered under the Investment Advisers Act of 1940, as amended.

IV. Share Information

A. Valuation

Shares of a fund are generally sold at the net asset value next determined after an order is received by a fund, plus any applicable sales charges. A fund normally calculates its net asset value per share by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are typically valued as of the close of regular trading on the New York Stock Exchange (4:00 p.m., New York time) each day the Exchange is open.

B. Redemption

Shareholders may generally sell shares of a fund to that fund any day the New York Stock Exchange is open for business at the net asset value next computed after receipt of the shareholders' order. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven says, if permitted by U.S. securities laws. A fund may charge redemption fees as described in its prospectus.

C. Transfer agency

The transfer agent for a fund typically processes the transfer of shares, redemption of shares, and payment and/or reinvestment of distributions.

V. Shareholder Information, Rights and Procedures for the Exercise of
Such Rights

A. Voting Rights

Voting rights vary from fund to fund. In the case of many funds organized as Massachusetts business trusts, shareholders are entitled to vote on the election of trustees, approval of investment advisory agreements, underwriting agreements, and distribution plans (or amendments thereto), certain mergers or other business combinations, and certain amendments to the declaration of trust. Shareholder approval is also required to modify or eliminate a fundamental investment policy.

B. Dividends

Shareholders are typically entitled to receive dividends when and if declared by a fund's trustees. In declaring dividends, the trustees will normally set a record date, and all shareholders of record on that date will be entitled to receive the dividend paid.

C. Dissolution

Shareholders would normally be entitled to receive the net assets of a fund which were liquidated in accordance with the proportion of the fund's outstanding shares owned.

D. Transferability

Shares of a fund are typically transferable without restriction.

E. Right to Inspection

Shareholders of a Massachusetts business trust have the right to inspect the records of the trust as provided in the declaration of trust or as otherwise provided by applicable law.

VI. Tax Matters

A. Tax Treatment of Shareholders in Japan

Shareholders residing in Japan should consult "Tax Treatment of Shareholders in Japan "on page 35 of the Annual Report.

B. U.S. Tax Treatment of Non-U.S. Citizens

The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations generally are effective for payment made after December 31, 2000. In some circumstances, the new rules increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax rates under income tax treaties. Foreign investors in a fund should consult their tax advisors with respect to the potential application of these regulations. These new regulations modify and, in general, unify the way in which non-U.S. investors establish their status as non-U.S. States "beneficial owners" eligible for withholding exemptions including a reduced treaty rate or an exemption from backup withholding. For example, the new regulations require non-U.S. investors to provide new forms.

The regulations clarify withholding agents' reliance standards. They also require additional certifications for claiming treaty benefits. For example, a non-U.S. investor may be required to provide a TIN, and has to certify that he/she "derives" the income with respect to which the treaty benefit is claimed within the meaning of applicable regulations. The regulations also specify procedures for foreign intermediaries and flow-through entities, such as foreign partnerships, to claim the benefit of applicable exemptions on behalf of non-U.S. investors for which or for whom they receive payments. The regulations also amend the foreign broker office definition as it applies to partnerships.

The regulations are complex and this summary does not completely describe them. Non-U.S. investors should consult with their tax advisors to determine how the regulations affect their particular circumstances.

Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty), the possibility that a non-U.S. investor may be subject to U.S. tax on capital gain distributions and gains realized upon the sale of fund shares if the investor is present in the United States for at least 31 days during the taxable year (and certain other conditions apply), or the possibility that a non-U.S. investor may be subject to U.S. tax on income from the fund that is "effectively connected" with a U.S. trade or business carried on by such an investor.

C. U.S. Taxation of the Fund

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

As a regulated investment company qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to U.S. federal income tax on any of its net investment income or net realized capital gains that are distributed to its shareholders. In addition, as a Massachusetts business trust, the Fund under present Massachusetts law is not subject to any excise or income taxes in Massachusetts.

In order to qualify as a "regulated investment company" and to receive the favorable tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of its net short-term capital gains over net long-term capital losses for such year; (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25 % of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends
(including capital gain dividends).

If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Non-tax-exempt shareholders of the Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares. Distributions from a Fund derived from interest, dividends, and certain other income, including in general short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of net capital gains (that is, in excess of net long-term capital gains and net short-term capital losses) on securities held for more than 12 months will be taxable as such, regardless of how long the shareholder has held shares in the Fund. Dividends and distributions on a Fund's shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions economically may represent a return of a particular shareholder's investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

Distributions from capital gains are made after applying any available capital loss carryovers.

The Fund's transactions in non-U.S. currencies, non-U.S.
currency-denominated debt securities and certain non-U.S. currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned.

Investment by the Fund in "passive non-U.S. investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive non-U.S. investment company as a "qualified electing fund".

A "passive non-U.S. investment company" is any non-U.S. corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and non-U.S. currency gains. Passive income for this purpose does not include rents and royalties received by the non-U.S. corporation from active business and certain income received from related persons.

The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

The Fund generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. Shareholders who fail to furnish their correct TIN are subject to a penalty of $50 for each such failure unless the failure is due to reasonable cause and not wilful neglect. An individual's taxpayer identification number is his or her social security number.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to foreign, state or local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state or local taxes. The foregoing discussion relates solely to U.S. federal income tax law.

VII. Important Participants in Offering of Mutual Fund Shares

A. Investment Company

Certain pooled investment vehicles qualify as investment companies under the 1940 Act. There are open-end investment companies (those which offer redeemable securities) and closed-end investment companies (any others).

B. Investment Adviser/Administrator

The investment adviser is typically responsible for the implementation of an investment company's investment program. It, or another affiliated or unaffiliated entity, may also perform certain record keeping and administrative functions.

C. Underwriter

An investment company may appoint one or more principal underwriters for its shares. The activities of such a principal underwriter are generally governed by a number of legal regimes, including, for example, the 1940 Act, the 1933 Act, the 1934 Act, and state laws.

D. Transfer Agent

A transfer agent performs certain bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts. A transfer agent may also handle the payment of any dividends declared by the trustees of a fund.

E. Custodian

A custodian's responsibilities may include, among other things, safeguarding and controlling a fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a fund's investments.

II. FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY

The description in this item is same as the description in V. FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY of the Securities Report set forth below (the Securities Report mentioned below, from page 145 to page 167

III. FORM OF FOREIGN INVESTMENT FUND SECURITIES

Main items to be set forth on the share certificate of the Fund (if issued) are as follows:-

(1) Front

a. Name of the Fund
b. Number of shares represented
c. Signatures of the Chairman and Transfer Agent
d. Description stating that the Declaration of Trust applies to shareholders and assignees therefrom

(2) Back

a. Space for endorsement
b. Description concerning delegation of transfer agency


ANNUAL SECURITIES REPORT
The Seventh Fiscal Year
From: November 1, 2000
To: October 31, 2001

PUTNAM GLOBAL GOVERNMENTAL INCOME TRUST


ANNUAL SECURITIES REPORT
The Seventh Fiscal Year
From: November 1, 2000
To: October 31, 2001

To:  Director of Kanto Local Finance Bureau
                                       Filing Date: March 15, 2002

Name of the Registrant Trust:          PUTNAM GLOBAL GOVERNMENTAL
                                       INCOME TRUST

Name and Official Title of
Representative of Trust:               Charles E. Porter
                                       Executive Vice President and Treasurer

Address of Principal Office:           One Post Office Square
                                       Boston, Massachusetts 02109
                                       U. S. A.

Name and Title of Registration Agent:  Harume Nakano
                                       Attorney-at-Law
                                       Signature [Harume Nakano]
                                       ------------------------
                                              (Seal)

                                       Ken Miura
                                       Attorney-at-Law
                                       Signature [Ken Miura]
                                       ------------------------
                                              (Seal)

Address or Place of Business           Kasumigaseki Building, 25th Floor
                                       2-5, Kasumigaseki 3-chome
                                       Chiyoda-ku, Tokyo

Name of Liaison Contact:               Harume Nakano
                                       Ken Miura
--  ii -

Place of Liaison Contact:              Hamada & Matsumoto
                                       Kasumigaseki Building, 25th Floor
                                       2-5, Kasumigaseki 3-chome
                                       Chiyoda-ku, Tokyo

Phone Number:                          03-3580-3377

Places where a copy of this Annual Securities
Report is available for Public Inspection

Not applicable.

(Total number of pages of this Annual Securities Report in Japanese is 86 including front and back pages.)

C O N T E N T S
                                                   Japanese          This
                                                   Original         English
                                                                  Translation

I. DESCRIPTION OF THE FUND                            1                1

l. GENERAL INFORMATION                                1                1

2. INVESTMENT POLICY                                  5                7

3. MANAGEMENT STRUCTURE                              10               17

4. INFORMATION CONCERNING THE EXERCISE
   OF RIGHTS BY SHAREHOLDERS, ETC.                   21               34

5. STATUS OF INVESTMENT FUND                         24               38

II. OUTLINE OF THE FUND                              28               44

III. OUTLINE OF THE OTHER RELATED COMPANIES          61               69

IV. FINANCIAL CONDITION OF THE FUND                  63               71

V. FINANCIAL CONDITIONS OF THE INVESTMENT
   MANAGEMENT COMPANY                               145               74

VI. SUMMARY OF INFORMATION CONCERNING
    FOREIGN INVESTMENT FUND SECURITIES              168               77

VII. REFERENCE INFORMATION                          168               77

Note 1: U.S.$amount is translated into Japanese Yen at the rate of U.S.$l.00= YEN 132.90 the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on January 31, 2002.

Note 2: In this report, money amounts and percentages have been rounded. Therefore, there are cases in which the amount for the "total" column is not equal to the aggregate amount. Also, conversion into other currencies is done simply by multiplying the corresponding amount by the conversion rate specified and rounding up when necessary. As a result, in this report, there are cases in which figures for the same information differ from each other.

Note 3: In this report, "fiscal year" refers to a year from November 1 to October 31 of the following year. However, the first fiscal year refers to a period from March 17, 1995 (Inception of the Fund) to October 31, 1995.

I. DESCRIPTION OF THE FUND

1. GENERAL INFORMATION

(A) Outline of Laws Regulating the Fund in the Jurisdiction Where
Established:

(1) Name of the Fund:  Putnam Global Governmental Income Trust (the
"Fund")

(2) Form of the Fund

Putnam Global Governmental Income Trust is a Massachusetts business trust organized on June 30, 1986. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

The Fund is an open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Fund's shares are not currently divided into series. Only the Fund's class M shares are currently offered in Japan. The Fund also offers in the United States of America other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund. The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

If a shareholder owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may choose to redeem the shareholder's shares without the shareholder's permission, and send the shareholder the proceeds. The Fund may also redeem shares if shareholders own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

(3) Governing Laws

The Fund was created under, and is subject to, the laws of the Commonwealth of Massachusetts. The sale of the Fund's shares is subject to, among other things, the Securities Act of 1933, as amended, and certain state securities laws. The Fund also attempts to qualify each year and elects to be taxed as a regulated investment company under the United States Internal Revenue Code of 1986, as amended.

The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the U.S.:

a. Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts

Chapter 182 provides in part as follows:

A copy of the declaration of trust must be filed with the Secretary of State of the Commonwealth of Massachusetts and with the Clerk of the City of Boston. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.

A trust must annually file with the Secretary of State on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.

Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.

b. Investment Company Act of 1940

The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

c. Securities Act of 1933

The Securities Act of 1933, as amended (the "1933 Act"), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

d. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

e. The Internal Revenue Code

The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.

f. Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

(B) Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

a. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

b. State authorities typically have authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.

(C) Objectives and Basic Nature of the Fund:

GOAL

The Fund seeks high current income by investing principally in debt securities of non-U.S. or U.S. governmental entities, including supranational issuers. Preservation of capital and long-term total return are secondary objectives, but only to the extent consistent with the objective of seeking high current income.

MAIN INVESTMENT STRATEGIES - NON-U.S. AND U.S. GOVERNMENT BONDS

The Fund invests mostly in bonds that

-- are obligations of governmental entities worldwide with taxing powers, their agencies, or supranational entities such as the World Bank and the European Coal and Steel Community,

--  are investment-grade in quality, and

--  have intermediate to long-term maturities (three years or longer).

Under normal circumstances, we invest at least 80% of the fund's net assets in debt investments issued or guaranteed by national, provincial, state or other governments with taxing authority or their agencies or by supranational entities. The Fund may also invest in bonds that are the obligations of corporations or are below investment-grade in quality (junk bonds).

MAIN RISKS

The main risks that could adversely affect the value of this Fund's shares and the total return on investor's investment include:

The risk that movements in financial markets will adversely affect the price of the Fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally highest for investments with long maturities.

The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

The risk that issuers of the Fund's investments will not make timely payments of interest and principal. This credit risk is higher for debt that is below investment-grade in quality. Because the Fund invests significantly in junk bonds, this risk is heightened for the Fund. Investors should carefully consider the risks associated with an investment in the Fund.

The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

The risk of loss from investing in fewer issuers than a Fund that invests more broadly. The Fund is "non-diversified," which means that it may invest more of its assets in the securities of fewer companies than a "diversified" Fund. This vulnerability to factors affecting a single investment can result in greater fund losses and volatility.

Investors can lose money by investing in the Fund. The Fund may not achieve its goal, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(D) History of the Fund:

June 30, 1986:             Organization of the Fund as a Massachusetts business
                           trust. Adoption of the Agreement and Declaration of Trust.

February 24, 1987:         Adoption of the Amended and Restated Agreement and
                           Declaration of Trust.

December 3, 1993:          Adoption of the Amended and Restated Agreement and
                           Declaration of Trust

(E) Affiliated Companies of the Fund:

Names and related business of the affiliated companies of the Fund are as follows:

(1) Putnam Investment Management, LLC. (formerly Putnam Investment Management, Inc.)(the "Investment Management Company") renders investment management services to the Fund.

(2) Putnam Fiduciary Trust Company (the "Custodian" and "Investor
Servicing Agent") acts as Custodian and Investor Servicing Agent.

(3) Putnam Retail Management Limited Partnership (the "Principal
Underwriter") engages in providing marketing services to the Fund.

(4) Tsubasa Securities Co., Ltd. (the "Distributor in Japan" and "Agent Company") engages in forwarding the purchase or repurchase orders for the Shares in Japan and also acts as the agent company.

Note: Tsubasa Securities Co., Ltd. will change its name to UFJ Tsubasa Securities Co., Ltd. as a result of a merger with UFJ Capital Markets Securities Co., Ltd. to be effected on June 1, 2002.

* Note: Tsubasa Securities Co., Ltd. will change its name to UFJ Tsubasa Securities Co., Ltd. as a result of a merger with UFJ Capital Markets Securities Co., Ltd. to be effected on June 1, 2002.


Related Companies of the Fund

                       Related Companies of the Fund

                                   Trust

                        Putnam Global Governmental
                                Income Trust

                                Trustees               Investor
                            (Agreement and            Servicing
                          Declaration of Trust)       Agreement

Distibution                                           Custodian
Agreement                                             Agreement

Principal                                             Custodian
Underwriter                                      Investor Servicing
                                                       Agent

Putnam Retail Management                           Putnam Fiduciary
Limited Patrnership                                 Trust Company

(acts as distributor)                           (acts as custodian and
                                                  investor servicing
                                                  agent of the Fund)

Japan Dealer Sales
Agreement

            Agent Securities                     Management Contract
               Company
              Agreement

Distributor in Japan                                Investment
Agent Company                                   Management Company

Tsubasa Securities Co., Ltd.*          Putnam Investment Management, L.L.C.

(forwarding of sales in Japan          (acts as investment manager of the
and rendering of service as              Fund and investment adviser
agent company)                           concerning the Fund's assets)

* Note: Tsubasa Securities Co., Ltd. will change its name to UFJ Tsubasa Tsubasa Securities Co., Ltd. as a result of a merger with UFJ Capital Markets Securities Co., Ltd. to be effected on June 1, 2002.

2. INVESTMENT POLICY (including risk factors)

(A) Basic Policy for Investment and Objects of Investment

Any investment carries with it some level of risk that generally reflects its potential for reward. The Fund pursues its goal by investing mainly in non-U.S. and U.S. government bonds. The Investment Management Company will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments.

A description of the risks associated with the Fund's main investment strategies follows.

Interest rate risk.

The values of bonds and other debt usually rise and fall in response to changes in interest rates. Declining interest rates generally raise the value of existing debt instruments, and rising interest rates generally lower the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call, or redeem, these investments before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer interest rates higher than prevailing market
rates.   Premium investments involve a greater risk of loss, because their values tend to decline over time. Investors may find it useful to compare the Fund's yield, which factors out the effect of premium investments, with its current dividend rate, which does not factor out that effect.

Credit risk.

Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally offer lower credit risk.

The Fund invests most of the fund's assets in investment-grade investments. These are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating agency, or are unrated investments the Fund thinks are of comparable quality. The Fund may invest up to 20% of its total assets in lower-rated investments. However, the Fund will not invest more than 5% of its net assets in investments that are rated below CCC or the equivalent at the time of purchase by each agency rating the investment or are unrated investments the Fund thinks are of comparable quality, including investments in the lowest rating category of the rating agency. The Fund will not necessarily sell an investment if its rating is reduced after the Fund buys it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values the Fund had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for the Fund to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for investments that are issued at less than their face value and make payments of interest only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although the Fund considers credit ratings in making investment decisions, the Fund performs its own investment analysis and does not rely only on ratings assigned by the rating agencies.

Certain securities held by the fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash.

Even though such bonds do not pay current interest in cash, the fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, it may be necessary at times for the fund to liquidate investments in order to satisfy its dividend requirements.

The Fund depends more on the Investment Management Company's ability in buying lower-rated debt than it does in buying investment- grade debt. At times, a substantial portion of the fund's assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer and are therefore subject to varying degrees of risk. These risk factors include the creditworthiness of the issuer and, in the case of mortgage-backed securities, the ability of the underlying borrowers to meet their obligations.

Loan Participations

The fund may invest in "loan participations." By purchasing a loan participation, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower.

The fund's ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan participation would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan participation to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which the fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Under current market conditions, most of the corporate loan participations purchased by the fund will represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain of the loan participations acquired by the fund may also involve loans made in foreign currencies. The fund's investment in such participations would involve the risks of currency fluctuations described below with respect to investments in foreign securities.

Non-U.S. currency exchange transactions

The Fund may engage in non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Investment Management Company may engage in non-U.S. currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging"). The fund may also engage in non-U.S. currency exchange transactions for non-hedging purposes, subject to applicable law.

The Fund may engage in transaction hedging to protect against a change in non-U.S. currency exchange rates between the date on which the Fund contracts to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a non-U.S. currency.

The Fund may purchase or sell a non-U.S. currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that non-U.S.
currency.

If conditions warrant, for transaction hedging purposes the Fund may also enter into contracts to purchase or sell non-U.S. currencies at a future date ("forward contracts") and purchase and sell non-U.S. currency futures contracts. A non-U.S. currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Non-U.S. currency futures contracts are standardized exchange-traded contracts and have margin requirements. In addition, for transaction hedging purposes the Fund may also purchase or sell exchange-listed and over-the-counter call and put options on non-U.S. currency futures contracts and on non-U.S. currencies.

The Fund may engage position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which the securities the Fund intends to buy are denominated, when the Fund holds cash or short-term investments.) For position hedging purposes, the Fund may purchase or sell non-U.S. currency futures contracts, non-U.S. currency forward contracts and options on non-U.S. currency futures contracts and on non-U.S. currencies on exchanges or in over-the-counter markets. In connection with position hedging, the Fund may also purchase or sell non-U.S. currency on a spot basis.

The Fund's currency hedging transactions may call for the delivery of one non-U.S. currency in exchange for another non-U.S. currency and may at times not involve currencies in which its portfolio securities are then denominated. The Investment Management Company will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the Fund. Cross hedging transactions by the Fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

The decision as to whether and to what extent the Fund will engage in non-U.S. currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the Fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the Fund will engage in non-U.S. currency exchange transactions at any given time or from time to time.

Prepayment risk.

Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and a partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of the Fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Non-U.S. investments.

The fund invests in non-U.S. investments. Non- U.S. investments involve certain special risks, including:

-- Unfavorable changes in currency exchange rates:  Non-U.S.
   investments are typically issued and traded in non-U.S. currencies. As a result, their values may be affected by changes in exchange rates between non-U.S. currencies and the U.S. dollar.

-- Political and economic developments: Non-U.S. investments may be subject to the risks of seizure by a non-U.S. government, imposition of restrictions on the exchange or export of non-U.S. currency, and tax increases.

-- Unreliable or untimely information: There may be less information publicly available about a non-U.S. company than about most U.S. companies, and non-U.S. companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

-- Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

-- Limited markets: Certain non-U.S. investments may be less liquid
   (harder to buy and sell) and more volatile than domestic investments, which means the Fund may at times be unable to sell these non-U.S. investments at desirable prices. For the same reason, the Fund may at times find it difficult to value its non-U.S. investments.

-- Trading practices: Brokerage commissions and other fees are generally higher for non-U.S. investments than for U.S. investments.
   The procedures and rules governing non-U.S. transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

-- Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations.

-- Lower yield: Foreign withholding taxes may reduce the proceeds from dividends, interest or the sale of securities, thus reducing the Fund's yield on those securities.

The risks of non-U.S. investments are typically increased in less developed and developing countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be young and changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S. -traded investments that are denominated in non-U.S. currencies, investments in U.S. companies that are traded in non-U.S. markets, or to investments in U.S. companies that have significant non-U.S. operations. Special U.S. tax considerations may apply to the Fund's non-U.S. investments.

Derivatives.

The Fund may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. The Fund may use derivatives both for hedging and non-hedging purposes. For example, the Fund may use derivatives to increase or decrease exposure to long- or short-term interest rates (in the United States or abroad). However, the Management Company may also choose not to use derivatives, based on its evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The Fund depends on the Investment Management Company's ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses. The Fund's use of derivatives may also cause the fund to receive taxable income, which could increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

Frequent trading.

The Fund may buy and sell investments relatively often, which involves higher brokerage commissions, and may increase the amount of taxes payable by shareholders.

Other investments.

In addition to the main investment strategies described above, the Fund may also make other types of investments, such as investments in equity securities, which may be subject to other risks.

Alternative strategies.

Under normal market conditions, the Investment Management Company will keep the fund's portfolio fully invested, with minimal cash holdings. However, at times the Investment Management Company may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of its shareholders. The Investment Management Company then may temporarily use alternative strategies that are mainly designed to limit losses. However, the Investment Management Company may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

Changes in policies.

The Fund's Trustees may change the Fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

(B) Restrictions of Investment:

Except for the investment restrictions designated as fundamental below, the investment restrictions described in this Securities Registration Statement and the Japanese prospectus are not fundamental investment restrictions. The Trustees may change any non-fundamental investment restrictions without shareholder approval. As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:

(1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) With respect to 50% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

(4) With respect to 50% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(5) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

(6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(7) Issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings.

(8) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into non-U. S. exchange contracts and other financial transactions not involving physical commodities. (Securities denominated in gold whose value is determined by the value of gold are not considered to be commodity contracts.)

(9) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

The following non-fundamental investment policies may be changed without shareholder approval:

The Fund may not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees (or the person designated by the Trustees to make such determinations) to be readily marketable) and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in securities described in (a), (b) and (c) above.

All percentage limitations on investments (other than pursuant to the non-fundamental restriction listed above) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

In addition, the Fund will, so long as shares of the Fund are being offered for sale by the Fund in Japan, comply with the following standards of selection of the Japan Securities Dealers Association.

1. The Fund will not invest more than 15% of its net assets in securities that are not traded on an official stock exchange or other regulated market, including, without limitation, the National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to securities determined by the Investment Management Company to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable);

2. The Fund will not borrow money in excess of 10% of the value of its total assets;

3. The Fund will not make short sales of securities in excess of the Fund's net asset value; and,

4. The Fund will not, together with other mutual funds managed by the Investment Management Company, acquire more than 50% of the outstanding voting securities of any issuer.

If any violation of the foregoing standards occurs, the Fund will, promptly after discovery of the violation, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

(C) Distribution Policy:

The Fund distributes any net investment income monthly and any net realized capital gains annually. Net investment income consists of interest accrued on portfolio investments of the Fund, less accrued expenses. Although the Fund's quarterly (in and after January 1998, monthly) distribution may include capital gains derived from non-U.S. currency transactions, there can be no assurance that distributions will include such gains due to the volatility of non-U.S. currency markets. Distributions from capital gains are made after applying any available capital loss carryovers. A capital loss carryover is currently available.

3. MANAGEMENT STRUCTURE

(A) Outline of Management of Assets, etc.:

A. Valuation of assets:

The Fund calculates the net asset value per share of each class by dividing the total value of its assets, less its liabilities, by the number of its shares outstanding. The Fund determines the net asset value per share of each class of shares once each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays and the following U.S. holidays: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The Fund determines net asset value as of the close of regular trading on the Exchange, currently 4:00 p.m. New York time. However, equity options held by the Fund are priced as of the close of trading at 4:10 p.m., New York time, and futures contracts on U.S. government and other fixed-income securities and index options held by the Fund are priced as of their close of trading at 4:15 p.m. New York time.

Securities for which market quotations are readily available are valued at prices which, in the opinion of the Investment Management Company, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain securities are valued at the mean between the last reported bid and asked prices. Valuation of non-U.S. securities is accomplished by translating prices quoted in foreign currencies into United States dollars at current exchanges rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total value of the assets attributable to a class, and the resulting amount is divided by the number of shares of the class outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain non-U.S. securities. These investments are valued at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

If any securities held by the Fund are restricted as to resale, the Investment Management Company determines their fair value using procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as non-U.S. securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees. In addition, securities held by some of the funds may be traded in non-U.S. markets that are open for business on days that a fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the Fund.

B. Management Fee, etc.:

(1) Management Fee:

(a) Management and Agent Company Fees

Under a Management Contract dated July 1, 1999, the Fund pays a quarterly fee to the Investment Management Company based on the average net assets of the Fund, as determined at the close of each business day during the quarter, at the annual rate of 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% of any excess thereafter. For the past three fiscal years, pursuant to the management contract, and a management contract in effect prior to July 1, 1999, under which the management fee payable to the Investment Management Company was paid at the annual rate of 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% of any excess thereafter; and a management contract in effect prior to February 20, 1997, under which the management fee payable to the Investment Management Company was paid at the annual rate of 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million and 0.60% of any amount over $1.5 billion, the Fund incurred the following fees. For the fiscal years ending October 31, 2001, 2000 and 1999, the Fund paid $1,293,053, $2,042,974 and $3,593,565, respectively, as a management fee.

(b) Custodian Fee and Charges of the Investor Servicing Agent

Putnam Fiduciary Trust Company, the Fund's Custodian, shall be entitled to receive, out of the assets of the Fund, reasonable compensation for its services and expenses as Custodian, as agreed from time to time between the Fund and the Custodian, not including fees paid by the Custodian to any sub-custodian, payable monthly based on the average daily total net assets of the Fund during the relevant month. Any reasonable disbursements and out-of-pocket expenses (including without limitation telephone, telex, cable and postage expenses) incurred by the Custodian, and any custody charges of banks and financial institutions to whom the custody of assets of the Fund is entrusted, will be borne by the Fund.

The Fund will pay to Putnam Investor Services, a division of Putnam Fiduciary Trust Company, the Fund's Investor Servicing Agent, such fee, out of the assets of the Fund, as is mutually agreed upon in writing from time to time, in the amount, at the time and in the manner of payment mutually agreed.

For the fiscal year ended October 31, 2001, the Fund paid $320,643 as a custodian fee and investor servicing agent fee.

(c) Fee under Class M Distribution Plan

The Class M distribution plan provides for payments by the Fund to Putnam Retail Management Limited Partnership. at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M plan to the annual rate of 0.50% of such assets. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of an investor's investment.

Putnam Retail Management Limited Partnership makes quarterly payments to Tsubasa and other dealers at an annual rate of 0.40% of the average net asset value of Class M shares attributable to shareholders for whom Tsubasa and other dealers are designated as the dealer of record.

Payments under the plan are intended to compensate Putnam Retail Management Limited Partnership for services provided and expenses incurred by it as principal underwriter of the Fund's shares, including the payments to dealers mentioned above. Putnam Retail Management Limited Partnership may suspend or modify such payments to dealers.

For the fiscal year ended October 31, 2001, the Fund paid fees under the distribution plan of $383,256 for Class M shares.

(d) Other Expenses:

The Fund pays all expenses not assumed by Investment Management Company, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which are in turn allocated to the relevant class of shares).
The Fund also reimburses Investment Management Company for the compensation and related expenses of certain Fund officers and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees and was $8,987 for Fiscal 2001.

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the Fund's other affairs and business.

The table below shows the value of each Trustee's holdings in the fund and in all of the Putnam Funds as of December 31,2001.

                     Dollar range of Putnam  Aggregate dollar range of shares
                       Global Governmental          held in all of
                          Income Trust             the Putnam funds
Name of Trustee           shares owned            overseen by Trustee
-----------------------------------------------------------------------------
Jameson A. Baxter          $1-$10,000                over $100,000
Charles B. Curtis          $1-$10,000                over $100,000
John A. Hill               $1-$10,000                over $100,000
Ronald J. Jackson          $1-$10,000                over $100,000
Paul L. Joskow             $1-$10,000                over $100,000
Elizabeth T. Kennan        $1-$10,000                over $100,000
John H. Mullin, III        $1-$10,000                over $100,000
Robert E. Patterson           none                   over $100,000
W. Thomas Stephens         $1-$10,000                over $100,000
W. Nicholas Thorndike      $1-$10,000                over $100,000
*Lawrence J. Lasser        $1-$10,000                over $100,000
*George Putnam, III     $10,001-$50,000              over $100,000
*A.J.C. Smith              $1-$10,000                over $100,000

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Retail Management.
  George Putnam, III is the President of the Fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments, LLC and Putnam Management. Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management. A.J.C. Smith is a Director of Marsh & McLennan Companies, Inc.

Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes.
The Trustees meet monthly over a two-day period, except in August. The Executive Committee, which consists solely of Trustees not affiliated with Putnam Management and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The Committees of the Board of Trustees, and the number of times each Committee met during your fund's fiscal year, are shown in the table below:

Audit and Pricing Committee                                 13
Board Policy and Nominating Committee                        6
Brokerage and Custody Committee                              5
Communication, Service and Marketing Committee               6
Contract Committee                                          11
Distributions and Closed-End Funds Committee                 2
Executive Committee                                          4
Investment Oversight Committee                               9
Proxy Committee                                              4

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the fund for fiscal 2001, and the fees paid to each Trustee by all of the Putnam funds during calendar year 2001:



COMPENSATION TABLE

                                     Pension or        Estimated           Total
                       Aggregate     retirement        annual benefits     compensation
                       compensation  benefits accrued  from all            from all
                       from the      as part of        Putnam funds        Putnam
Trustees/Year          fund(1)       fund expenses     upon retirement(2)  funds(3)
---------------------------------------------------------------------------------------

Jameson A. Baxter/
1994 (4)                $1,014          $206             $100,000          $205,750
Charles B. Curtis/
2001 (8)                   368            --              100,000            92,000
Hans H. Estin/
1972 (5)                   627           422               97,904           109,000
John A. Hill/
1985 (4)(7)              1,428           345              200,000           403,500
Ronald J. Jackson/
1996 (4)                 1,014           212              100,000           205,750
Paul L. Joskow/
1997 (4)                   996           165              100,000           201,250
Elizabeth T. Kennan/
1992                     1,005           303              100,000           203,500
Lawrence J. Lasser/
1992 (6)                     0           144               92,500                --
John H. Mullin, III/
1997 (4)                 1,013           248              100,000           205,500
Robert E. Patterson/
1984                     1,010           150              100,000           204,750
George Putnam, III/
1984 (7)                 1,204           144              150,000           249,750
A.J.C. Smith/
1986 (6)                     0           296               91,833                --
W. Thomas Stephens/
1997 (4)                   995           232              100,000           201,000
W. Nicholas Thorndike/
1992                       999           424              100,000           202,000


(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2001.

(3) As of December 31, 2001, there were 123 funds in the Putnam family.

(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. The total amounts of deferred compensation payable by the fund to Messrs. Hill, Jackson, Stephens, Joskow and Mullin as of October 31, 2001 were $8,536 , $4,052 , $2,275 , $1,084 and $3,416 , respectively, including income earned on such amounts.

(5) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2001.

(6) Commencing July 1, 2000, Marsh & McLennan Companies, Inc., compensates Mr. Lasser and Mr. Smith for their services as Trustees. The estimated annual retirement benefits and related fund expenses shown in this table for Messrs. Lasser and Smith reflect benefits earned under the funds' retirement plan prior to that date.

(7) Includes additional compensation for services commencing July1, 2000.

(8) Elected by the Board of Trustees as a Trustee effective July 1, 2001. The fund will not accrue expenses for Mr. Curtis' retirement and pension benefits until 2002.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan") each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit is also available under the Plan which assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.

The Investment Management Company places all orders for purchases and sales of the Fund' portfolio securities. In selecting broker-dealers, the Investment Management Company may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, the Investment Management Company may consider sales of Fund shares (and, if permitted by law, shares of the other Putnam Funds) as a factor in the selection of broker-dealers. During fiscal 1999, 2000 and 2001, the Fund paid $202,559, $127,438 and $234,062 in brokerage commissions, respectively. During fiscal 2001 the Fund did not pay any fees to brokers and dealers to recognize research, statistical and quotation services provided to the Investment Management Company and its affiliates.

For the fiscal year ended October 31, 2001, the Fund paid $1,019,674 in total other expenses, including payments under its distribution plans, but excluding management fees, investor servicing agent expenses and custodian expenses.

C. Sales, Repurchases and Custody:

(1) Sales of Shares:

a. Sales in the United States

Investors residing in the U.S. can open a fund account with as little as $500 and make additional investments at any time with as little as $50 ($25 through systematic investing). The Fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. An investor's financial advisor or Putnam Investor Services generally must receive the investor's completed buy order before the close of regular trading on the New York Stock Exchange for the investor's shares to be bought at that day's offering price.

Investors residing in the U.S. can buy shares:

-- Through a financial advisor

The investor's advisor will be responsible for furnishing all necessarydocuments to Putnam Investor Services, and may charge investors for investors' advisor's services.

-- Through systematic investing

Investors can make regular investments of $25 or more per month through automatic deductions from the investor's bank checking or savings account. Application forms are available through the investor's advisor or Putnam Investor Services.

Investors may also complete an order form and write a check for theamount they wish to invest, payable to the Fund. Return the check andcompleted form to Putnam Retail Management Limited Partnership.

The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

Class M shares

The following is a brief description of the sales charge and ongoing operating expenses of Class M shares.

--  Initial sales charge of up to 3.25%

--  Lower sales charge for investments of $50,000 or more

--  No deferred sales charge

-- Lower annual expenses, and higher dividends, than class B or C shares (not offered in Japan) because of lower 12b-1 fee

-- Higher annual expenses, and lower dividends, than class A shares (not offered in Japan) because of higher 12b-1 fee

-- No conversion to class A shares (not offered in Japan), so future 12b-1 fee does not decrease

Initial sales charges for class M shares



Sales charge as a percentage of:
------------------------------------------------------------------------------
Amount of purchase at offering price ($)
                                 Net amount invested   Offering price *
------------------------------------------------------------------------------
Under 50,000                             3.36%               3.25%
50,000 but under 100,000                 2.30                2.25
100,000 but under 250,000                1.52                1.50
250,000 but under 500,000                1.01                1.00
500,000 but under 1,000,000              NONE                NONE
1,000,000 and above                      NONE                NONE
------------------------------------------------------------------------------

* Offering price includes sales charge.

An investor may be eligible to buy Class M shares at reduced sales charges. Putnam Retail Management Limited Partnership received
$2,522,348, $68,337 and $22,362 in sales charges for Class M shares for fiscal years 1999, 2000 and 2001 respectively, of which it retained $192,771, $5,285 and $0, respectively.

b. Sales in Japan

It is agreed and understood that the Shares of the Fund shall be offered by the Distributor to non U.S. persons in Japan only and not to any "U.S. Person" as such person is defined below. In addition, if a shareholder becomes a U.S. Person after purchasing shares, the shareholder may hold shares continuously pursuant to the Account
Contract (as defined below) but may not purchase additional shares from the Distributor in Japan.

A "U.S. Person" means any of the following: (1) a citizen or resident of the United States for U.S. federal income tax purposes; (2) a corporation, partnership or other legal entity organized under the law of the United States or any of its political subdivisions; (iii) any estate or trust which is subject to United States federal income taxation regardless of the source of its income. For purposes of this definition, the "United States" means the United States of America and any of its states, territories, possessions or the District of Columbia.

In Japan, shares of the Fund are offered on any business day and on any business day of the securities company in Japan during the subscription period mentioned in "8. Period of Subscription, Part I Information Concerning Securities" of a securities registration statement pursuant to the terms set forth in "Part I. Information Concerning Securities" of the relevant securities registration statement. A Distributor or a Sales Handling Company shall provide to the investors a contract Concerning a Foreign Securities Transactions Account and other prescribed contracts (the "Account Contract") and receive from such investors an application for requesting the opening of a transactions account under the Account Contract. The purchase shall be made in the minimum investment of 300 Shares and in integral multiples of 100 Shares for the initial subscription and of 100 Shares and integral multiples of 100 Shares for any subsequent subscription. Provided, however, even in the case of the subsequent subscription, a Shareholder shall hold 300 Shares or more after the subscription.

The issue price for shares during the subscription period shall be, in principal, the net asset value per Share next calculated on the day on which the Fund has received such application. The trade day in Japan is the day when the Distributor or the Sales Handling Company confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and the payment and delivery shall be made on the fourth business day after and including the Trade Day. The public offering price means the amount calculated by dividing the net asset value by (1- 0.0325) and rounded to three decimal places. The sales charge in Japan shall be 3% of the amount obtained by deduction of the amount equivalent to 3% of the public offering price from such price (hereinafter referred to as the "Sales Price"). Any amount in excess of the net asset value and the Sales Price shall be retained by Putnam Retail Management Limited Partnership, principal underwriter of the Fund.

The investors having entrusted a Distributor or a Sales Handling Company with safekeeping of the certificates for Fund shares will receive a certificate of safekeeping in exchange for the purchase price. In such case payment shall be made in yen in principal and the applicable exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day and which shall be determined by the Distributor or the Sales Handling Company. The payment may be made in dollars to the extent that the Distributor or the Sales Handling Company can agree.

In addition, the Distributors or the Sales Handling Companies who are members of the Japan Securities Dealers' Association cannot continue sales of the Shares in Japan when the net assets of the Fund are less than 100,000,000 or the Shares otherwise cease to comply with the "Standards of Selection of Foreign Investment Fund Securities" in the "Regulations Concerning the Transaction of Foreign Securities" established by the Association.

Distribution (12b-1) plans

The Fund has adopted distribution plans to pay for the marketing of Fund shares and for services provided to shareholders. The plans provide for payments at the annual rate (based on average net assets) of up to 1.00% on class M shares. The Trustees currently limit payments on class M shares to 0.50% of average net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of an investor's investment. The higher fees for class M shares may cost investors more than paying the initial sales charge for class A shares (not available in Japan). Because class M shares, unlike class B shares (not available in Japan), do not convert to class A shares, class M shares may cost investors more over time than class B shares.

(2) Repurchase of Shares:

a. Repurchase in the United States

Investors residing in the U.S. can sell their shares back to the Fund any day the New York Stock Exchange is open, either through the investor's financial advisor or directly to the Fund. Payment for redemption may be delayed until the Fund collects the purchase price of shares, which may take up to 15 calendar days after the purchase date.

Selling shares through the investor's financial advisor

An investor's advisor must receive the investor's request in proper form before the close of regular trading on the New York Stock Exchange for the investor to receive that day's NAV, less any applicable deferred sales charge. The investor's advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge the investor for the advisor's services.

Selling shares directly to the Fund

The Investment Management Company must receive an investor's request in proper form before the close of regular trading on the New York Stock Exchange in order to receive that day's NAV, less any applicable sales charge.

By mail

Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If investors have certificates for the shares investors want to sell, investors must include them along with completed stock power forms.

By telephone

Investors may use the Investment Management Company's telephone redemption privilege to redeem shares valued at less than $100,000 unless investors have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless investors indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone.

The telephone redemption privilege is not available if there are certificates for investors' shares. The telephone redemption privilege may be modified or terminated without notice.

Additional requirements

In certain situations, for example, if investors sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, contact Putnam Investor Services.

When will the fund pay investors?

The Fund generally sends an investor payment for the investor's shares the business day after the investor's request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Redemption by the Fund

If an investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem an investor's shares without the investor's permission and send the investor the proceeds. The Fund may also redeem shares if an investor owns more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

b. Repurchase in Japan

Shareholders in Japan may at any time request repurchase of their Shares without a contingent deferred sales charge. Repurchase requests in Japan may be made to the Investor Servicing Agent through the Distributor or the Sales Handling Company on a Fund business day that is business day of the securities companies in Japan. The repurchase shall be made in integral multiples of 100 share.

The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the repurchase request from Tsubasa, provided the request is received before the close of regular trading on the New York Stock Exchange. The payment of the price shall be made in yen through the Distributors or the Sales Handling Companies pursuant to the Account Contracts or, if the Distributors or the Sales Handling Companies agree, in dollars. The payment for repurchase proceeds shall be made on the fourth business day of securities companies in Japan after and including the Trade Day.

(3) Suspension of Repurchase:

The Fund may not suspend shareholders' right of redemption, or postpone payment for more than seven days, unless the New York Stock Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the U.S. Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the U.S. Securities and Exchange Commission for protection of investors.

(4) Custody of Shares:

Share certificates shall be held by shareholders at their own risk.

The custody of the share certificates (if issued) representing shares sold to Japanese Shareholders shall, unless otherwise instructed by the Shareholder, be held, in the name of the custodian, by the custodian of Tsubasa. Certificates of custody for the Shares shall be delivered by the Handling Securities Companies to the Japanese Shareholders.

D. Miscellaneous:

(1) Duration and Liquidation:

Unless terminated, the Fund shall continue without limitation of time. The Fund may be terminated at any time by a vote of the Shareholders holding at least 2/3 of the shares entitled to a vote or by the Trustees of the Fund by written notice to the shareholders.

(2) Accounting Year:

The accounts of the Fund will be closed each year on 31st October.

(3) Authorized Shares:

There is no prescribed authorized number of shares, and shares may be issued from time to time.

(4) Agreement and Declaration of Trust:

Originals or copies of the Agreement and Declaration of Trust, as amended, are maintained in the office of the Trust and are made available for public inspection for the shareholders. Originals or copies of the Agreement and Declaration of Trust, as amended, are on file in the United States with the Secretary of State of The Commonwealth of Massachusetts and with the Clerk of the City of Boston.

The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of shareholders holding a majority of the shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of shares but not the holders of all outstanding series and classes shall be authorized by vote of the shareholders holding a majority of the shares entitled to vote of each series and class affected and no vote of shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by shareholder vote.

In Japan, material changes in the Agreement and Declaration of Trust shall be published and notice thereof shall be sent to the Japanese Shareholders.

(5) Issue of Warrants, Subscription Rights, etc.:

The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

(6) How Performance Is Shown:

Fund advertisements may, from time to time, include performance information. "Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share on the last day of that period.

For purposes of calculating yield, net investment income is calculated in accordance with U.S. Securities and Exchange Commission regulations and may differ from net investment income as determined for financial reporting purposes. U.S. Securities and Exchange Commission regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed-income securities. The current dividend rate is based on net investment income as determined for tax purposes, which may not reflect amortization in the same manner.

Yield is based on the price of the shares, including the maximum initial sales charge.

"Total return" for the one-, five- and ten-year periods (or for such shorter periods as the Fund has been in operation or shares of the relevant class have been outstanding) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price (in the case of Class M shares). Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if the sales charge were used. For the one-year, five-year and ten-year periods ended October 31, 2001, the average annual total return for Class M shares of the Fund was 3.83%, -0.03% and 3.39%, respectively. Returns for Class M shares reflect the deduction of the current maximum initial sales charge of 3.25% for Class M shares. Returns shown for Class M shares for periods prior to March 17, 1995 are derived from the historical performance of Class A shares (not offered in Japan), adjusted to reflect both the deduction of the initial sales charge and the higher operating expenses applicable to Class M shares. The 30-day yield for the Class M shares of the Fund at public offering price (POP), for the period ended October 31, 2001 was 3.89%.

All data are based on past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, Fund operating expenses and which class of shares the investor purchases. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. These factors should be considered when comparing the Fund's investment results with those of other mutual funds and other investment vehicles.

Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes.

(B) Outline of Disclosure System:

(1) Disclosure in U.S.A.:

(i) Disclosure to shareholders

In accordance with the Investment Company Act of 1940, the investment fund is required to send to its shareholders annual and semi-annual reports containing financial information.

(ii) Disclosure to the SEC

The fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement annually in accordance with the Investment Company Act of 1940.

(2) Disclosure in Japan:

a. Disclosure to the Supervisory Authority:

(i) Disclosure Required under the Securities and Exchange Law:

When the Fund intends to offer the shares amounting to more than 100 million yen in Japan, it shall submit to the Director of Kanto Local Finance Bureau of Ministry of Finance of Japan securities registration statements together with the copies of the Agreement and Declaration of Trust of the Fund and the agreements with major related companies as attachments thereto. The said documents are made available for public inspection for investors and any other persons who desire at the Kanto Local Finance Bureau of the Ministry of Finance.

The Distributors or the Sales Handling Companies in Japan of the shares shall deliver to the investors prospectuses the contents of which are substantially identical to Part I and Part II of the securities registration statements. For the purpose of disclosure of the financial conditions, etc., the Trustees shall submit to the Director of Kanto Local Finance Bureau of Ministry of Finance of Japan securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire at the Director of Kanto Local Finance Bureau of Ministry of Finance of Japan.

(ii) Disclosure Required under the Law Concerning Investment Trust Fund and Investment Company:

When the Fund handles offering or selling of Fund Shares in Japan, the Fund must file with the Commissioner of the Financial Services Agency of Japan a prior notification concerning certain matters of the Fund in accordance with the Law Concerning Investment Trust Fund and Investment Company (the "Investment Fund Law"). Also, when the Investment Management Company makes changes to the Agreement and Declaration of Trust, the Investment Management Company must file with the Commissioner of the Financial Services Agency of Japan a prior notification thereof, including the contents of such changes. Further, in accordance with the Investment Fund Law, the Investment Management Company must prepare an investment management report with regard to certain matters relating to the Fund's assets immediately after the end of each fiscal period of the Fund and must immediately file above report with the Commissioner of the Financial Services Agency.

b. Disclosure to Japanese Shareholders:

When the Trustees makes changes to the Agreement and Declaration of Trust, if the contents of such changes are material, the Investment Management Company must give 30 days prior public notice thereof, including the contents of such changes, before such changes are made, and its written notice stating these matters must be given to Japanese Shareholders known to the Distributors or the Sales Handling Companies in Japan ; provided, however, that if such written notice is delivered to all Japanese Shareholders, no public notice is required.

The Japanese Shareholders will be notified of the material facts which would change their position, including notices from the Trustees, through the Distributors or the Sales Handling Companies.

The investment management report mentioned in sub-paragraph (a), (ii) above will be delivered to Japanese Shareholders known to the Distributors or the Sales Handling Companies.

(C) Restrictions on Transactions with Interested Parties:

Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, the Investment Management Company, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Investment Management Company, on his own account whether in his own or other name (as well as a nominee's name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's SRS and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

4. INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY SHAREHOLDERS, ETC.

(A) Rights of Shareholders and Procedures for Their Exercise:

Shareholders must register their shares in their own name in order to exercise directly their rights as shareholders. Therefore, the shareholders in Japan who entrust the custody of their shares to the Handling Securities Company cannot exercise directly their shareholder rights, because their shares are registered in the name of the custodian. Shareholders in Japan may have the Handling Securities Companies exercise their rights on their behalf in accordance with the Account Agreement with the Handling Securities Companies.

Shareholders in Japan who do not entrust the custody of their shares to the Handling Securities Companies may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by Shareholders are as follows:

(i) Voting rights

Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when otherwise required by law or as determined by the Trustees. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

(ii) Repurchase rights

Shareholders are entitled to request repurchase of shares at their Net Asset Value at any time.

(iii) Rights to receive dividends

Shareholders are entitled to receive any distribution declared by the Trustees. Distributions are normally made from net investment income monthly and from any net realized capital gains annually. Distributions from net capital gains are made after applying any available capital loss carryovers.

Shareholders may choose three distribution options, though investors in Japan may only choose the last alternative.

-- Reinvest all distributions in additional shares without a sales charge;

-- Receive distributions from net investment income and net short-term capital gains in cash while reinvesting net long-term capital gains distributions in additional shares without a sales charge; or

-- Receive all distributions in cash.

(iv) Right to receive distributions upon dissolution

Shareholders of a fund are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them, except as otherwise required.

(v) Right to inspect accounting books and the like

Shareholders are entitled to inspect the Agreement and Declaration of Trust, the accounting books at the discretion of the Court and the minutes of any shareholders' meetings.

(vi) Right to transfer shares

Shares are transferable without restriction except as limited by applicable law.

(vii) Rights with respect to the U.S. registration statement

If, under the 1933 Act, there is any untrue statement of a material fact in the U.S. Registration Statement, or any omission of any statement of material fact required to be stated therein or necessary to make the statements therein misleading, shareholders are generally entitled to institute a lawsuit, against the person who had signed the relevant Registration Statement, the trustee of the issuer (or any person placed in the same position) at the time of filing such Statement, any person involved in preparing such Statement or any subscriber of the relevant shares.

(B) Tax Treatment of Shareholders in Japan:

The tax treatment of shareholders in Japan shall be as follows:

(1) The distributions to be made by the Fund will be treated as distributions made by a domestic investment trust.

a. The distributions to be made by the Fund to Japanese individual shareholders will be subject to separate taxation from other income (i.e. withholding of income tax at the rate of 15% and withholding of local taxes at the rate of 5% in Japan). In this case, no report concerning distributions will be filed with the Japanese tax authorities.

b. The distributions to be made by the Fund to Japanese corporate shareholders will be subject to withholding of income tax at the rate of 15% and to withholding of local taxes at the rate of 5% in Japan. In certain cases, the Paying Handling Companies will prepare a report concerning distributions and file such report with the Japanese tax authorities.

c. Net investment returns such as dividends, etc. and distributions of short-term net realized capital gain, among distributions on shares of the Fund, will be, in principle, subject to withholding of U.S. federal income tax at the rate of 15% and the amount obtained after such deduction will be paid in Japan.

Distributions of long-term net realized capital gain will not be subject to withholding of U.S. federal income tax and the full amount thereof will be paid in Japan. The amount subject to withholding of U.S.
federal income tax may be deducted from the tax levied on a foreign entity in Japan.

The Japanese withholding tax imposed on distributions as referred to in
a. and b. above will be collected by way of so-called "difference collecting method." In this method only the difference between the amount equivalent to 20% of the distributions before U.S. withholding tax and the amount of U.S. withholding tax withheld in the U.S. will be collected in Japan.

(2) The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to dividends paid by a domestic corporation, shall not apply.

(3) Capital gains and losses arising from purchase and repurchase of the Shares shall be treated in the same way as those arising from purchase and sale of a domestic investment trust. The distribution of the net liquidation assets shall be also treated in the same way as those arising from liquidation of a domestic investment trust.

(C) Foreign Exchange Control in U.S.A.:

In the United States, there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese shareholders.

(D) Agent in Japan:

Hamada & Matsumoto
Kasumigaseki Building, 25th Floor
2-5, Kasumigaseki 3-chome
Chiyoda-ku, Tokyo

The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purpose of;

(1) the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA and

(2) representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

The agent for the registration with the Director of Kanto Local Finance Bureau of Ministry of Finance and the continuous disclosure is each of the following persons:

Harume Nakano
Ken Miura
Attorneys-at-law
Hamada & Matsumoto
Kasumigaseki Building, 25th Floor
2-5, Kasumigaseki, 3-chome
Chiyoda-ku, Tokyo

(E) Jurisdiction:

Limited only to litigation brought by Japanese investors regarding transactions relating to (D)(2) above, the Fund has agreed that the following court has jurisdiction over such litigation and the Japanese law is applicable thereto:

Tokyo District Court
1-4, Kasumigaseki 1-chome
Chiyoda-ku, Tokyo

5. STATUS OF INVESTMENT FUND

(A) Diversification of Investment Portfolio (unaudited)

                                                       (As of January 31, 2001)
-------------------------------------------------------------------------------
Type of Asset                           Name of         Total U.S.   Investment
                                        Country          Dollars      Ratio (%)
-------------------------------------------------------------------------------
Foreign Government Bonds and Notes      Italy          14,039,474      10.10%
                                        France         11,578,186       8.33%
                                        United Kingdom  6,309,861       4.54%
                                        Germany         5,745,882       4.13%
                                        Canada          5,046,742       3.63%
                                        Spain           3,798,140       2.73%
                                        New Zealand     2,888,237       2.08%
                                        Sweden          2,730,622       1.96%
                                        Russia          1,677,568       1.21%
                                        Australia       1,582,583       1.14%
                                        Denmark         1,182,901       0.85%
                                        Mexico          1,127,103       0.81%
                                        Brazil            623,320       0.45%
                                        Philippines       364,163       0.26%
                                        Turkey            180,416       0.13%
                                        Colombia          171,938       0.12%
                                        Ecuador           123,770       0.09%
                                        Argentina          49,080       0.04%
                                        Venezuela          47,920       0.03%
-------------------------------------------------------------------------------
Sub-Total                                              59,267,906      42.62%
-------------------------------------------------------------------------------
U.S. Government Obligations             United States  49,549,170      35.63%
-------------------------------------------------------------------------------
Corporate Bonds                         Netherlands     7,357,492       5.29%
                                        United States   2,270,668       1.63%
                                        United Kingdom    868,829       0.62%
                                        Luxemborg         671,932       0.48%
                                        Germany           390,112       0.28%
                                        Cayman Islands    234,700       0.17%
                                        Norway            206,869       0.15%
                                        South Korea       146,250       0.11%
                                        Singapore          92,095       0.07%
                                        France             28,384       0.02%
                                        Austria            25,873       0.02%
-------------------------------------------------------------------------------
Sub-Total                                              12,293,204       8.84%
-------------------------------------------------------------------------------
Collateralized Mortgage Obligations     United Kingdom  6,976,037       5.02%
                                        United States     112,819       0.08%
-------------------------------------------------------------------------------
Sub-Total                                               7,088,856       5.10%
-------------------------------------------------------------------------------
Brady Bonds                             Brazil          1,131,061       0.81%
                                        Bulgaria          493,726       0.36%
                                        Mexico            322,144       0.23%
                                        Peru              143,813       0.10%
                                        Venezuela         101,784       0.07%
-------------------------------------------------------------------------------
Sub-Total                                               2,192,528       1.58%
-------------------------------------------------------------------------------
Common Stock                            United States     181,232       0.13%
-------------------------------------------------------------------------------
Preferred Stocks                        United States     125,000       0.09%
-------------------------------------------------------------------------------
Convertible Bonds                       United Kingdom     77,463       0.05%
-------------------------------------------------------------------------------
Units                                   United States       9,598       0.01%
-------------------------------------------------------------------------------
Warrants                                United Kingdom      1,162       0.00%
                                        Netherlands           113       0.00%
                                        United States           1       0.00%
-------------------------------------------------------------------------------
Sub-Total                                                   1,276       0.00%
-------------------------------------------------------------------------------
Short Term Investments                  United States  22,882,031      16.45%
-------------------------------------------------------------------------------
Cash, Deposits and Other
Assets (After deduction
of liabilities)                                       -14,598,640     -10.50%
-------------------------------------------------------------------------------
Total (Net Asset Value)                               139,069,624     100.00%
                                              (18,482 million yen)
-------------------------------------------------------------------------------

Note: Investment ratio is calculated by dividing each asset at its market value by the total Net Asset Value of the Fund. The same applies hereinafter.

As of January 31, 2002, 73.3%, 12.38% and 14.32% of the total Net Assets of the Fund was invested in securities rated AAA (or its equivalent), AA (or its equivalent) and other securities, respectively.

(B) Results of Past Operations

(1) Record of Changes in Net Assets (Class M Shares)

Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of January 2002 is as follows:


-------------------------------------------------------------------------------
                          Total Net Asset Value       Net Asset Value per Share
-------------------------------------------------------------------------------
                          Dollar          Yen
                        (thousands)    (millions)       Dollar        Yen
-------------------------------------------------------------------------------
The First Fiscal Year       509             68          13.59        1,806
(October 31, 1995)
-------------------------------------------------------------------------------
The Second Fiscal Year    1,892            251          14.44        1,919
(October 31, 1996)
-------------------------------------------------------------------------------
The Third Fiscal Year     2,506            333          13.89        1,846
(October 31, 1997)
-------------------------------------------------------------------------------
The Fourth Fiscal Year  213,868         28,423          12.77        1,697
(October 31, 1998)
-------------------------------------------------------------------------------
The Fifth Fiscal Year   201,429         26,770          11.86        1,576
(October 31, 1999)
-------------------------------------------------------------------------------
The Sixth Fiscal Year   107,329         14,264          10.72        1,425
(October 31, 2000)
-------------------------------------------------------------------------------
The Seventh Fiscal Year  52,481          6,975          10.91        1,450
(October 31, 2001)
-------------------------------------------------------------------------------
2001 End of February     99,212         13,185          11.15        1,482
March                    70,865          9,418          10.96        1,457
April                    66,349          8,818          10.83        1,439
May                      62,310          8,281          10.75        1,429
June                     57,918          7,697          10.63        1,413
July                     55,316          7,351          10.72        1,425
August                   55,185          7,334          10.92        1,451
September                53,600          7,123          10.84        1,441
October                  52,481          6,975          10.91        1,450
November                 51,113          6,793          10.81        1,437
December                 48,284          6,417          10.61        1,410
2002 End of January      46,588          6,192          10.50        1,395
-------------------------------------------------------------------------------

(Note) Operations of Class M Shares were commenced on March 17, 1995.


(2) Record of Distributions Paid (unaudited)

-------------------------------------------------------------------------------
                                        Amount of Dividend
Period                                   paid per Share     Return of Capital
-------------------------------------------------------------------------------
1st Fiscal Year (3/17/95-10/31/95)      $0.40   YEN 53.16   $0.19   YEN 25.25
-------------------------------------------------------------------------------
2nd Fiscal Year (11/1/95-10/31/96)      $0.75   YEN 99.68   $0.00    YEN 0.00
-------------------------------------------------------------------------------
3rd Fiscal Year (11/1/96-10/31/97)      $0.98  YEN 130.24   $0.00    YEN 0.00
-------------------------------------------------------------------------------
4th Fiscal Year (11/1/97-10/31/98)      $0.46   YEN 61.13   $0.47   YEN 62.46
-------------------------------------------------------------------------------
5th Fiscal Year (11/1/98-10/31/99)      $0.69   YEN 91.70   $0.09   YEN 11.96
-------------------------------------------------------------------------------
6th Fiscal Year (11/1/99-10/31/00)      $0.00    YEN 0.00   $0.62   YEN 82.40
-------------------------------------------------------------------------------
7th Fiscal Year (11/1/00-10/31/01)      $0.15   YEN 19.94   $0.43   YEN 57.15
-------------------------------------------------------------------------------

(Note) Record of distribution paid and Net Asset Value per share from April 1995 to January 2002 are as follows:

------------------------------------------------------------------
                       Dividend       Net Asset Value
Ex-dividend Date       (dollar)      Per Share (dollar)
------------------------------------------------------------------
April 20, 1995          0.072           12.94
July 20, 1995           0.222           13.36
October 20, 1995        0.221           13.48
December 20, 1995       0.092           13.84
March 20, 1996          0.221           13.81
June 20, 1996           0.219           13.65
September 20, 1996      0.218           14.00
December 20, 1996       0.332           14.18
March 20, 1997          0.217           13.79
June 20, 1997           0.217           13.80
September 22, 1997      0.216           13.80
December 19, 1997       0.232           13.39
January 20, 1998        0.073           13.30
February 27, 1998       0.073           13.18
March 20, 1998          0.071           13.10
April 20, 1998          0.069           12.77
May 20, 1998            0.068           12.98
June 22, 1998           0.068           13.14
July 20, 1998           0.068           12.81
August 20, 1998         0.068           11.98
September 21, 1998      0.068           12.24
October 20, 1998        0.068           12.72
November 20, 1998       0.068           12.66
December 20, 1998       0.069           12.80
January 20, 1999        0.068           12.89
February 22, 1999       0.068           12.73
March 22, 1999          0.069           12.61
April 20, 1999          0.062           12.68
May 20, 1999            0.062           12.35
June 21, 1999           0.062           12.06
July 20, 1999           0.062           11.99
August 20, 1999         0.063           11.89
September 20, 1999      0.063           11.76
October 20, 1999        0.062           11.75
November 22, 1999       0.051           11.73
December 20, 1999       0.052           11.56
January 20, 2000        0.051           11.49
February 22, 2000       0.052           11.47
March 20, 2000          0.052           11.45
April 20, 2000          0.051           11.26
May 22, 2000            0.052           10.91
June 20, 2000           0.052           11.32
July 20, 2000           0.052           11.13
August 21, 2000         0.052           11.05
September 20, 2000      0.052           10.74
October 20, 2000        0.052           10.70
November 20, 2000       0.052           10.72
December 20, 2000       0.052           11.04
January 22, 2001        0.052           11.17
February 20, 2001       0.048           11.10
March 20, 2001          0.048           11.08
April 20, 2001          0.047           10.88
May 20, 2001            0.048           10.80
June 20, 2001           0.048           10.63
July 20, 2001           0.048           10.68
August 21, 2001         0.048           10.89
September 20, 2001      0.047           10.90
October 20, 2001        0.041           10.80
November 20, 2001       0.041           10.76
December 20, 2001       0.041           10.66
January 22, 2002        0.041           10.61
------------------------------------------------------------------

(C) Record of Sales and Repurchases (Class M Shares)

Record of sales and repurchases during the following fiscal years and number of outstanding Shares of the Fund as of the end of such Fiscal Years are as follows:


----------------------------------------------------------------------------------------------
Class M Shares
----------------------------------------------------------------------------------------------
                                                             Net Increase
                                                            (Decrease) in       Number of
                         Number of       Number of Shares      Shares         Outstanding
                        Shares Sold        Repurchased       Outstanding         Shares
----------------------------------------------------------------------------------------------
1st Fiscal Year           42,244              4,802             37,442           37,442
(3/17/95-10/31/95)            [0]                [0]                [0]              [0]
----------------------------------------------------------------------------------------------
2nd Fiscal Year          138,180             44,620             93,560          131,002
(11/1/95-10/31/96)            [0]                [0]                [0]              [0]
----------------------------------------------------------------------------------------------
3rd Fiscal Year          121,290             71,842             49,448          180,450
(11/1/96-10/31/97)            [0]                [0]                [0]              [0]
----------------------------------------------------------------------------------------------
4th Fiscal Year       25,266,457          8,693,157         16,573,300       16,753,750
11/1/97-10/31/98)    [25,132,400]        [8,531,000]       [16,601,400]     [16,601,400]
----------------------------------------------------------------------------------------------
5th Fiscal Year        6,141,075          5,912,852            228,223       16,981,973
(11/1/98-10/31/99)    [6,010,300]        [5,740,400]          [269,900]     [16,871,300]
----------------------------------------------------------------------------------------------
6th Fiscal Year          221,771          7,189,761         (6,967,990)      10,013,983
(11/1/99-10/31/00)      [172,000]        [7,124,000]       [(6,952,000)]     [9,919,300]
----------------------------------------------------------------------------------------------
7th Fiscal Year          843,119          6,048,713         (5,205,594)       4,808,389
(11/1/00-10/31/01)      [794,500]        [5,974,900]       [(5,180,400)]     [4,738,900]
----------------------------------------------------------------------------------------------


Note: The number of Shares sold, repurchased and outstanding in the brackets represents those sold, repurchased and outstanding in Japan. The Shares have been sold in Japan since December, 1997.

II. OUTLINE OF THE FUND

1. Fund

(A) Law of Place of Incorporation

The Fund is a Massachusetts business trust organized in Massachusetts, U.S.A. on June 30, 1986.

Chapter 182 of the Massachusetts General Laws prescribes the fundamental matters in regard to the operations of certain business trusts constituting voluntary associations under that chapter.

The Fund is an open-end, non-diversified management company under the Investment Company Act of 1940.

(B) Outline of the Supervisory Authority

Refer to I - l (B) Outline of the Supervisory Authority.

(C) Purpose of the Fund

The purpose of the Fund is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character.

(D) History of the Fund

June 30, 1986:          Organization of the Fund as a Massachusetts business
                        trust. Adoption of the Agreement and Declaration of Trust.

February 24, 1987:      Adoption of the Amended and Restated Agreement and
                        Declaration of Trust.

December 3, 1993:       Adoption of the Amended and Restated Agreement and
                        Declaration of Trust

(E) Amount of Capital Stock

Not applicable.

(F) Structure of the Management of the Fund

The Trustees are responsible for generally overseeing the conduct of the Fund's business. The Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. At any meeting called for the purpose, a Trustee may be removed by vote of two-thirds of the outstanding shares of the Trust. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

The Trustees of the Fund are authorized by the Agreement and Declaration of Trust to issue shares of the Fund in one or more series, each series being preferred over all other series in respect of the assets allocated to that series. The Trustees may, without shareholder approval, divide the shares of any series into two or more classes, with such preferences and special or relative rights and privileges as the Trustees may determine.

Under the Agreement and Declaration of Trust the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, to the extent provided therein (ii) for the removal of Trustees, to the extent provided therein (iii) with respect to any investment adviser, to the extent provided therein (iv) with respect to any termination of the Fund, to the extent provided therein
(v) with respect to certain amendments of the Agreement and Declaration of Trust, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, and (vii) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of Trust, the Bylaws of the Trust, or any registration of the Fund with the U.S. Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.

On any matter submitted to a vote of shareholders, all shares of the Fund then entitled to vote are voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the Investment Company Act of 1940, as amended, or when the Trustee shall have determined that the matter affects one or more series or classes of shares materially differently, shares are voted by individual series or class; and (2) when the Trustees have determined that the matter affects on the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote thereon. There is no cumulative voting.

Meetings of shareholders may be called by the Clerk whenever ordered by the Trustees, the Chairman of the Trustees, or requested in writing by the holder or holders of at least one-tenth of the outstanding shares entitled to vote at the meeting. Written notice of any meeting of shareholders must be given by mailing the notice at least seven days before the meeting. Thirty percent of shares entitled to vote on a particular matter is a quorum for the transaction of business on that matter at a shareholders' meeting, except that, where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting, or who are entitled to receive payment of any dividend or other distribution, the Trustees are authorized to fix record dates, which may not be more then 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.

The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the Trustees shall elect a Chairman of the Trustees, the President, the Treasurer, and the Clerk of the Fund, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine. It shall be sufficient notice to a Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.

At any meeting of Trustees, a majority of the Trustees then in office shall constitute a quorum. Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.

Subject to a favorable majority shareholder vote (as defined in the Agreement and Declaration of Trust), the Trustees may contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.

The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances and on the terms specified therein.

The Fund may be terminated at any time by vote of shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least two-thirds of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of such series.

The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Trust, and is qualified in its entirety by reference to each of those documents.

(G) Information Concerning Major Shareholders

Not applicable.

(H) Information Concerning Directors, Officers and Employees




(1) Trustees and Officers of the Trust                          (as January 31, 2002)
--------------------------------------------------------------------------------------
                        Office and
Name                      Title                     Resume            Shares Owned
--------------------------------------------------------------------------------------
George Putnam, III      President
                        and Trustee    present:  President: New Generation   2,985.926
                                                 Research, Inc. and New
                                                 Generation Advisers, Inc.
                                                 Director: The Boston Family
                                                 Office, L.L.C.
--------------------------------------------------------------------------------------
John A. Hill            Chairman       present:  Vice-Chairman and Managing    119.247
                        and Trustee              Director: First Reserve
                                                 Corporation.
                                                 Director: Devon Energy
                                                 Corporation, TransMontaigne
                                                 Oil Company, Continuum Health
                                                 Partners of New York, Sarah
                                                 Lawrence College and various
                                                 private companies owned by
                                                 First Reserve Corporation.
--------------------------------------------------------------------------------------
Jameson A. Baxter       Trustee        present:  President: Baxter Associates, 123.118
                                                 Inc.
                                                 Director: ASHTA Chemicals,
                                                 Inc., Banta Corporation,
                                                 Ryerson Tull, Inc. and
                                                 Advocate Health Care and the
                                                 National Center for
                                                 Nonprofit Boards.
                                                 Chairman Emeritus: Board of
                                                 Trustees, Mount Holyoke
                                                 College.
--------------------------------------------------------------------------------------
Charles B. Curtis       Trustee        present:  President and Chief Operating 103.583
                                                 Officer: Nuclear Threat
                                                 Initiative.
                                                 Member: Department of
                                                 Defense's Policy Board, the
                                                 Council on Foreign Relations,
                                                 the Electric Power Research
                                                 Institute Advisory Council,
                                                 the Board of Directors of the
                                                 Gas Technology Institute, the
                                                 University of Chicago Board
                                                 of Governors for Argonne
                                                 National Laboratory, the
                                                 Board of Directors of EG&G
                                                 Technical Services, Inc. and
                                                 the Environment and Natural
                                                 Resources Program Steering
                                                 Committee, John F. Kennedy
                                                 School of Government,
                                                 Harvard University.
                                                 Senior Advisor: United
                                                 Nations Foundation.
--------------------------------------------------------------------------------------
Ronald J. Jackson       Trustee        present:  Former Chairman, President    155.452
                                                 and Chief Executive Officer:
                                                 Fisher-Price, Inc.
--------------------------------------------------------------------------------------
Paul L. Joskow          Trustee        present:  Elizabeth and James Killian   142.533
                                                 Professor of Economics and
                                                 Management and Director of
                                                 Center for Energy and
                                                 Environmental Policy
                                                 Research, Massachusetts
                                                 Institute of Technology.
                                                 Director: National Grid
                                                 Group, State Farm Indemnity
                                                 Company and the Whitehead
                                                 Institute for Biomedical
                                                 Research
                                                 President: Yale University
                                                 Council.
--------------------------------------------------------------------------------------
Elizabeth T. Kennan     Trustee        present:  President Emeritus: Mount     270.246
                                                 Holyoke College.
                                                 Director: Northeast Utilities,
                                                 Talbots and Cambus-Kenneth
                                                 Bloodstock.
                                                 Trustee: Centre College.
--------------------------------------------------------------------------------------
Lawrence J. Lasser      Trustee and    present:  President Chief Executive     166.752
                        Vice President           Officer and Director: Putnam
                                                 Investments, LLC and
                                                 Putnam Investment
                                                 Management, LLC.
                                                 Director: Marsh &
                                                 McLennan Companies, Inc.
                                                 and United Way of
                                                 Massachusetts Bay.
                                                 Member: Board of
                                                 Governors of the Investment
                                                 Company Institute and the
                                                 CareGroup Board of
                                                 Managers Investment
                                                 Committee, the Council on
                                                 Foreign Relations, and the
                                                 Commercial Club of Boston.
                                                 Trustee: Museum of Fine
                                                 Arts, Boston.
                                                 Trustee and Member:
                                                 Finance and Executive
                                                 Committees of the Beth Israel
                                                 Deaconess Medical Center,
                                                 Boston.
--------------------------------------------------------------------------------------
John H. Mullin, III     Trustee        present:  Chairman and CEO:             282.081
                                                 Ridgeway Farm.
                                                 Director: Alex. Brown Realty
                                                 Inc., The Liberty Corporation
                                                 and Progress Energy, Inc.
--------------------------------------------------------------------------------------
Robert E. Patterson     Trustee        present:  Former President and             0.00
                                                 Trustee: Cabot Industrial
                                                 Trust.
                                                 Director: Brandywine Trust
                                                 Company.
--------------------------------------------------------------------------------------
A.J.C. Smith            Trustee        present:  Director: Marsh &             278.986
                                                 McLennan Companies, Inc.
                                                 and Trident Corp.
--------------------------------------------------------------------------------------
W. Thomas Stephens      Trustee        present:  Former President and Chief    129.948
                                                 Executive Officer:
                                                 MacMillian Bloedel Ltd.
                                                 Chairman: Mail-Well.
                                                 Director: Qwest
                                                 Communications, Xcel
                                                 Energy Inc., Trans Canada
                                                 Pipeliners and Norske Skog
                                                 Canada Ltd.
--------------------------------------------------------------------------------------
W. Nicholas Thorndike   Trustee        present:  Director: various             179.341
                                                 corporations and charitable
                                                 organizations, including
                                                 Courier Corporation and
                                                 Providence Journal Co.
                                                 Trustee: Northeastern
                                                 University.
                                                 Honorary Trustee:
                                                 Massachusetts General
                                                 Hospital.
--------------------------------------------------------------------------------------
Charles E. Porter       Executive Vice present:  Managing Director: Putnam        0.00
                        President,               Investments, LLC and
                        Treasurer and            Putnam Management.
                        Principal
                        Financial Officer
--------------------------------------------------------------------------------------
Patricia C. Flaherty    Senior Vice    present:  Senior Vice President:           0.00
                        President                Putnam Investments, LLC
                                                 and Putnam Management
--------------------------------------------------------------------------------------
Richard A. Monaghan     Vice President present:  Managing Director: Putnam        0.00
                                                 Investments, LLC, Putnam
                                                 Management and Putnam
                                                 Retail Management
--------------------------------------------------------------------------------------
Gordon H. Silver        Vice President present:  Senior Managing Director:        0.00
                                                 Putnam Investments, LLC.
                                                 and Putnam Management
--------------------------------------------------------------------------------------
Ian C. Ferguson         Vice President present   Senior Managing Director:        0.00
                                                 Putnam Investments, LLC and
                                                 Putnam Management
--------------------------------------------------------------------------------------
Brett C. Browchuk       Vice President present:  Managing Director: Putnam        0.00
                                                 Investments, LLC and
                                                 Putnam Management
--------------------------------------------------------------------------------------
Richard G. Leibovitch   Vice President present:  Managing Director: Putnam        0.00
                                                 Investments, LLC and
                                                 Putnam Management
--------------------------------------------------------------------------------------
Kevin M. Cronin         Vice President present:  Managing Director: Putnam        0.00
                                                 Management
--------------------------------------------------------------------------------------
Stephen Oristaglio      Vice President present:  Managing Director: Putnam        0.00
                                                 Management
--------------------------------------------------------------------------------------
John R. Verani          Vice President present:  Senior Vice President:           0.00
                                                 Putnam Investments, LLC
                                                 and Putnam Management
--------------------------------------------------------------------------------------
Michael T. Healy        Assistant      present:  Managing Director: Putnam        0.00
                        Treasurer and            Investments, LLC and
                        Principal                Putnam Management
                        Accounting
                        Officer
--------------------------------------------------------------------------------------
Mary A. Eaton           Associate      present:  N/A                              0.00
                        Treasurer and
                        Assistant Clerk
--------------------------------------------------------------------------------------
Judith Cohen            Clerk          present:  N/A                              0.00
--------------------------------------------------------------------------------------
Wanda M. McManus        Assistant      present:  N/A                              0.00
                        Clerk
--------------------------------------------------------------------------------------
Joanne M. Neary         Assistant      present:  N/A                              0.00
                        Clerk
--------------------------------------------------------------------------------------


(2) Employees of the Fund

The Fund does not have any employees.

(I) Description of Business and Outline of Operation

The Fund may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities, and the exercise of all rights directly or indirectly pertaining to the Fund's assets. The Fund has retained Putnam Investment Management LLC., the investment adviser, to render investment advisory services and Putnam Fiduciary Trust Company, to hold the assets of the Fund in custody and act as the Investor Servicing Agent.

(J) Miscellaneous

(1) Changes of Trustees and Officers

Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate. The Trustees may elect and remove officers as they consider appropriate.

(2) Amendment to the Agreement and Declaration of Trust

Generally, approval of shareholders is required to amend the Agreement and Declaration of Trust, except for certain matters such as change of name, curing any ambiguity or curing any defective or inconsistent provision.

(3) Litigation and Other Significant Events

Nothing which has or which would have a material adverse effect on the Fund has occurred which has not been disclosed. The fiscal year end of the Fund is October 31. The Fund is established for an indefinite period and may be dissolved at any time by vote of the shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to shareholders.

2. Putnam Investment Management LLC. (Investment Management Company)

(A) Law of Place of Incorporation

Putnam is a limited liability company organized under the law of the State of Delaware. Its investment advisory business is regulated under the Investment Advisers Act of 1940.

Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues analyses or reports concerning securities. Investment advisers under the Act may not conduct their business unless they are registered with the SEC.

(B) Outline of the Supervisory Authority

The Investment Management Company is registered as an investment adviser under the Investment Advisers Act of 1940.

(C) Purpose of the Company

The Investment Management Company's sole business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

(D) History of the Company

The Investment Management Company is one of America's oldest and largest money management firms. The Investment Management Company's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually: the resulting diversification helps reduce investment risk. The Investment Management Company has been managing mutual funds since 1937. Today, the firm serves as the Investment Management Company for the funds in the Putnam Family, with over $214 billion in assets with over 14 million shareholder accounts at January 31, 2002. An affiliate, The Putnam Advisory Company, Inc., manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers as well as shareholder and custody services to the Putnam Funds.

Putnam Investment Management LLC., Putnam Retail Management Limited Partnership and Putnam Fiduciary Trust Company are subsidiaries of Putnam Investments, LLC, which is a subsidiary of Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

(E) Amount of Capital Stock 1,000 (as of January 31, 2002)

1. Amount of Capital (issued capital stock at par value):
   Common Stock 1,000 shares at $1 par value

2. Number of authorized shares of capital stock:
   Common Stock 1,000 shares

3. Number of outstanding shares of capital stock:
   Common Stock 1,000 shares

4. Amount of capital (for the purposes of this Item, "Amount of Capital" means total stockholders' equity for the past five years:

                            Amount of Capital
   Year                (Total Stockholder's Equity)
-----------            ----------------------------
End of 1997                   $48,617,160
End of 1998                  $425,782,007
End of 1999                  $879,639,862
End of 2000                $1,514,967,283
End of 2001                   $49,329,503*

*A dividend of $2,030,000,000 was paid during 2001, reducing capital.

(F) Structure of the Management of the Company

The Investment Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders.

Each fund managed by the Investment Management Company is managed by one or more portfolio managers. These managers, in coordination with analysts who research specific securities and other members of the relevant investment group (in the case of the Fund, the Investment Management Company's Fixed Income Investments Group), provide a continuous investment program for the Fund and place all orders for the purchase and sale of portfolio securities.

The investment performance and portfolio of each Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with the Investment Management Company. The Trustees meet 11 times a year and review the performance of each fund with its manager at least quarterly.

In selecting portfolio securities for the Fund, the Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis and hundreds of on-site visits and other contacts with issuers every year. The Investment Management Company is one of the largest managers of high yield and other debt securities in the United States.

The Investment Management Company's Core Fixed-Income Team has primary responsibility, and its members have joint responsibility for the day-to-day management of the Fund's portfolio.

(G) Information Concerning Major Stockholders

As of the end of January 2002, all the outstanding interests in the Investment Management Company were owned by Putnam Investments LLC. See subsection D above.

(H) Information Concerning Officers and Employees

The following table lists the names of various officers and directors of the Investment Management Company and their respective positions with the Investment Management Company. For each named individual, the table lists: (i) any other organizations (excluding other Investment Management Company's funds) with which the officer and/or director has recently had or has substantial involvement; and (ii) positions held with such organization:

List of Officers and Directors of Putnam Investment Management, LLC


                                                                (as of January 31, 2002)
----------------------------------------------------------------------------------------------------
                              Position with
                              Putnam Investment                Other Business
Name                          Management, LLC                  Affiliation
----------------------------------------------------------------------------------------------------
1   Lasser, Lawrence J.       President & Director
----------------------------------------------------------------------------------------------------
2   Silver, Gordon H.         Director & Senior                Senior Managing Director of Putnam
                              Managing Director                Retail Management Limited Partnership
                                                               and Managing Director of Putnam
                                                               Fiduciary Trust Company
----------------------------------------------------------------------------------------------------
3   Esteves, Irene M.         Senior Managing Director         Senior Managing Director of Putnam
                                                               Retail Management Limited Partnership,
                                                               Director, Senior Managing Director and
                                                               Treasurer of Putnam Fiduciary Trust
                                                               Company
----------------------------------------------------------------------------------------------------
4   Ferguson, Tim             Senior Managing Director
----------------------------------------------------------------------------------------------------
5   Oristaglio, Stephen M.    Senior Managing Director
----------------------------------------------------------------------------------------------------
6   Anderson, Blake E.        Managing Director
----------------------------------------------------------------------------------------------------
7   Boselli, John A.          Managing Director
----------------------------------------------------------------------------------------------------
8   Browchuk, Brett C.        Managing Director
----------------------------------------------------------------------------------------------------
9   Byrne, Joshua L.          Managing Director
----------------------------------------------------------------------------------------------------
10  Cotner, C. Beth           Managing Director
----------------------------------------------------------------------------------------------------
11  Cronin, Kevin M.          Managing Director                Managing Director of Putnam Fiduciary
                                                               Trust Company
----------------------------------------------------------------------------------------------------
12  D'Alelio, Edward H.       Managing Director
----------------------------------------------------------------------------------------------------
13  Elavia, Tony H.           Managing Director
----------------------------------------------------------------------------------------------------
14  Gillis, Roland            Managing Director
----------------------------------------------------------------------------------------------------
15  Gorman, Stephen A.        Managing Director
----------------------------------------------------------------------------------------------------
16  Haslett, Thomas R.        Managing Director
----------------------------------------------------------------------------------------------------
17  Holding, Pamela           Managing Director
----------------------------------------------------------------------------------------------------
18  Jacobs, Jerome J.         Managing Director
----------------------------------------------------------------------------------------------------
19  Joseph, Joseph P          Managing Director
----------------------------------------------------------------------------------------------------
20  Kamshad, Omid             Managing Director
----------------------------------------------------------------------------------------------------
21  King, David L.            Managing Director
----------------------------------------------------------------------------------------------------
22  Kohli, D. William         Managing Director
----------------------------------------------------------------------------------------------------
23  Kuenstner, Deborah F.     Managing Director
----------------------------------------------------------------------------------------------------
24  Landes, William J.        Managing Director
----------------------------------------------------------------------------------------------------
25  Leibovitch, Richard G.    Managing Director
----------------------------------------------------------------------------------------------------
26  Lindsey, Jeffrey R.       Managing Director
----------------------------------------------------------------------------------------------------
27  MacElwee Jones,
    Elizabeth M.              Managing Director
----------------------------------------------------------------------------------------------------
28  Makino, Shigeki           Managing Director
----------------------------------------------------------------------------------------------------
29  Maloney, Kevin J.         Managing Director
----------------------------------------------------------------------------------------------------
30  Martino, Michael          Managing Director                Managing Director of Putnam Retail
                                                               Management Limited Partnership and
                                                               Managing Director of Putnam Fiduciary
                                                               Trust Company
----------------------------------------------------------------------------------------------------
31  Memani, Krishna K.        Managing Director
----------------------------------------------------------------------------------------------------
32  Miller, Daniel L.         Managing Director
----------------------------------------------------------------------------------------------------
33  Moore, Colin              Managing Director
----------------------------------------------------------------------------------------------------
34  Morgan, Kelly A.          Managing Director
----------------------------------------------------------------------------------------------------
35  Morris, Dirk              Managing Director
----------------------------------------------------------------------------------------------------
36  Mufson, Michael J.        Managing Director
----------------------------------------------------------------------------------------------------
37  Mullin, Hugh H.           Managing Director
----------------------------------------------------------------------------------------------------
38  Nagashima, Toshio         Managing Director                Managing Director of Putnam Retail
                                                               Management Limited Partnership.
----------------------------------------------------------------------------------------------------
39  Peacher, Stephen C.       Managing Director
----------------------------------------------------------------------------------------------------
40  Porter, Charles E.        Managing Director
----------------------------------------------------------------------------------------------------
41  Price, Quintin            Managing Director
----------------------------------------------------------------------------------------------------
42  Reilly, Thomas V.         Managing Director
----------------------------------------------------------------------------------------------------
43  Sai, Yumiko               Managing Director
----------------------------------------------------------------------------------------------------
44  Scott, Justin M.          Managing Director                Managing Director of Putnam Fiduciary
                                                               Trust Company
----------------------------------------------------------------------------------------------------
45  Shadek Jr, Edward T.      Managing Director
----------------------------------------------------------------------------------------------------
46  Smith Jr, Leo J.          Managing Director
----------------------------------------------------------------------------------------------------
47  Smith, Margaret D.        Managing Director
----------------------------------------------------------------------------------------------------
48  Sorensen, Eric H.         Managing Director
----------------------------------------------------------------------------------------------------
49  Sullivan, William J.      Managing Director
----------------------------------------------------------------------------------------------------
50  Swift, Robert             Managing Director
----------------------------------------------------------------------------------------------------
51  Thomsen, Rosemary H.      Managing Director                Managing Director of Putnam Fiduciary
                                                               Trust Company
----------------------------------------------------------------------------------------------------
52  Warren, Paul C.           Managing Director
----------------------------------------------------------------------------------------------------

53  Weiss, Manuel             Managing Director
----------------------------------------------------------------------------------------------------

54  Wetlaufer, Eric M.        Managing Director
----------------------------------------------------------------------------------------------------

55  Woolverton, William H.    Managing Director                Managing Director of Putnam Retail
                                                               Management Limited Partnership and
                                                               Director and Managing Director of
                                                               Putnam Fiduciary Trust Company
----------------------------------------------------------------------------------------------------
56  Waldman, David L.         Managing Director &
                              Chief Financial Officer
----------------------------------------------------------------------------------------------------
57  Allansmith, Lauren L.     Senior Vice President
----------------------------------------------------------------------------------------------------
58  Arends, Michael K.        Senior Vice President
----------------------------------------------------------------------------------------------------
59  Atkin, Michael J.         Senior Vice President
----------------------------------------------------------------------------------------------------

60  Augustine, Jeffrey B.     Senior Vice President
----------------------------------------------------------------------------------------------------
61  Bakshi, Manjit S.         Senior Vice President
----------------------------------------------------------------------------------------------------
62  Bamford, Dolores Snyder   Senior Vice President
----------------------------------------------------------------------------------------------------
63  Barker, Andrew R. Senior  Vice President
----------------------------------------------------------------------------------------------------
64  Bay, FabriceSenior        Vice President
----------------------------------------------------------------------------------------------------
65  Bell, Carl D.             Senior Vice President
----------------------------------------------------------------------------------------------------
66  Block, Richard L.         Senior Vice President
----------------------------------------------------------------------------------------------------
67  Bloemker, Rob A.          Senior Vice President
----------------------------------------------------------------------------------------------------
68  Bray, Jeffrey M.          Senior Vice President
----------------------------------------------------------------------------------------------------
69  Bui, Tinh D.              Senior Vice President
----------------------------------------------------------------------------------------------------
70  Bukovac, Ronald J.        Senior Vice President
----------------------------------------------------------------------------------------------------
71  Burke, Andrea             Senior Vice President
----------------------------------------------------------------------------------------------------
72  Burns, Cheryl A.          Senior Vice President
----------------------------------------------------------------------------------------------------
73  Clark, Dana F.            Senior Vice President
----------------------------------------------------------------------------------------------------
74  Davis, Simon              Senior Vice President
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75  Depew, David G.           Senior Vice President
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76  DeRoche, William H.       Senior Vice President
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77  Dexter, Stephen P.        Senior Vice President
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78  Divney, Kevin M.          Senior Vice President            Senior Vice President of Putnam
                                                               Retail Management Limited Partnership.
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79  Doerr, Kenneth J.         Senior Vice President
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80  Doherty, Brian F.         Senior Vice President
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81  Eigerman, Nathan W.       Senior Vice President
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82  England, Richard B.       Senior Vice President
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83  Falvey Jr., James M.      Senior Vice President
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84  Ferry, John A             Senior Vice President
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85  Flaherty, Patricia C.     Senior Vice President            Senior Vice President of Putnam
                                                               Retail Management Limited Partnership.
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86  Fleisher, Peter M.        Senior Vice President
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87  Francis, Jonathan H.      Senior Vice President
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88  Fraser, Henrietta         Senior Vice President
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89  Geer, Bartlett R.         Senior Vice President
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90  Graham, Andrew            Senior Vice President
----------------------------------------------------------------------------------------------------
91  Grant, J. Peter           Senior Vice President            Senior Vice President of Putnam
                                                               Fiduciary Trust Company
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92  Grim, Daniel J.           Senior Vice President
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93  Haagensen, Paul E.        Senior Vice President
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94  Hadas, Edward             Senior Vice President
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95  Hadden, Peter J.          Senior Vice President
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96  Halperin, Matthew C.      Senior Vice President
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97  Hamlin, David E.          Senior Vice President
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98  Healey, Deborah R.        Senior Vice President
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99  Hijink, Hendrik W.        Senior Vice President
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100 Hill, Kelli K.            Senior Vice President
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101 Hoey, Thomas J.           Senior Vice President            Senior Vice President of Putnam
                                                               Retail Management Limited Partnership.
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102 Kaufman, Jeffrey          Senior Vice President
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103 Kay, Karen R.             Senior Vice President            Clerk, Director and Senior Vice
                                                               President of Putnam Fiduciary Trust
                                                               Company
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104 Kea, Robert J.            Senior Vice President
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105 Kellerman, John L.        Senior Vice President
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106 Kelley, Geoffrey G.       Senior Vice President
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107 Kennedy, Catherine A.     Senior Vice President
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108 King, William P.          Senior Vice President
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109 Kirson, Steven L.         Senior Vice President
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110 Knight, Jeffrey L.        Senior Vice President
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111 Lannum III, Coleman N.    Senior Vice President
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112 Lewis, Craig S.           Senior Vice President
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113 Lode, Geirulv             Senior Vice President
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114 Malak, Saba S.            Senior Vice President
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115 Manuel Jr., Richard D.    Senior Vice President
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116 Marrkand, Paul E.         Senior Vice President
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117 Marshall, William L.      Senior Vice President
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118 Matteis, Andrew S.        Senior Vice President
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119 McCarthy, Charles         Senior Vice President
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120 McDonald, Richard E.      Senior Vice President
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121 Meehan, Thalia            Senior Vice President
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122 Mehta, Sandeep            Senior Vice President
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123 Melhuish, Nicholas J.A.   Senior Vice President
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124 Miller, Christopher G.    Senior Vice President
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125 Miller, James P.          Senior Vice President
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126 Mockard, Jeanne L.        Senior Vice President
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127 Moore, Gerald I.          Senior Vice President
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128 Murphy, Kevin F.          Senior Vice President
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129 Nance, Michael E.         Senior Vice President
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130 O'Connell, Stephen P.     Senior Vice President
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131 Oler, Stephen S.          Senior Vice President
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132 Paine, Robert M.          Senior Vice President
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133 Parker, Margery C.        Senior Vice President
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134 Perry, William            Senior Vice President
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135 Peters, Carmel            Senior Vice President
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136 Polk, James A.            Senior Vice President
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137 Price, Elizabeth H.       Senior Vice President
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138 Prusko, James M.          Senior Vice President            Senior Vice President of Putnam
                                                               Fiduciary Trust Company
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139 Quistberg, Paul T.        Senior Vice President
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140 Reiner, Neal J.           Senior Vice President
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141 Rogers, Kevin J.          Senior Vice President
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142 Salm, Michael V.          Senior Vice President
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143 Salvin, Robert L.         Senior Vice President
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144 Santos, David J.          Senior Vice President            Senior Vice President of Putnam
                                                               Fiduciary Trust Company
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145 Scanlon, Paul D.          Senior Vice President
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146 Schwister, Jay E.         Senior Vice President
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147 Scully, Walter D.         Senior Vice President
----------------------------------------------------------------------------------------------------
148 Selden, Denise D.         Senior Vice President            Senior Vice President of Putnam
                                                               Retail Management Limited Partnership.
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149 Sellitto III, Anthony R   Senior Vice President
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150 Sievert, Jean I.          Senior Vice President
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151 Simon, Sheldon N.         Senior Vice President
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152 Spatz, Erin J.            Senior Vice President
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153 Spiers, John Graham       Senior Vice President
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154 Stack, Michael P.         Senior Vice President
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155 Stairs, George W.         Senior Vice President
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156 Sullivan, Roger R.        Senior Vice President
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157 Svensson, Lisa H.         Senior Vice President
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158 Swirbalus, Judith H.      Senior Vice President
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159 Towell, Joseph H.         Senior Vice President
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160 Van Tassel, John C.       Senior Vice President
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161 Vandermark, Stephen W.    Senior Vice President
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162 Verani, John R.           Senior Vice President            Senior Vice President of Putnam
                                                               Fiduciary Trust Company
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163 Weed, Richard B.          Senior Vice President
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164 Weinstein, Michael R.     Senior Vice President
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165 Wiess, James C.           Senior Vice President
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166 Williams, Fayval S.       Senior Vice President
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167 Wyke, Richard P.          Senior Vice President
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168 Yogg, Michael R.          Senior Vice President
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(I) Summary of Business Lines and Business Operation

The Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of January 31, 2002, the Investment Management Company managed, advised, and/or administered the following 123 mutual funds and fund portfolios (having an aggregate net asset value of approximately $214 billion):

(I) Summary of Business Lines and Business Operation

Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of the end of January 2002, Investment Management Company managed, advised, and/or administered the following 123 funds and fund portfolios (having an aggregate net asset value of nearly $214 billion:)




                                                                           (As of  the end of January 2002)
                                                                Year/Month/   Principal    Total   NAV per
                           Name                                    Date      Character-     NAV     share
                                                                Established    istics   ($ million)  ($)
  1 The George Putnam Fund of Boston: A                           11/5/1937  Open/Equity   3,277.96  16.67
  2 The George Putnam Fund of Boston: B                           4/27/1992  Open/Equity   1,137.29  16.50
  3 The George Putnam Fund of Boston: C                           7/26/1999  Open/Equity      47.02  16.58
  4 The George Putnam Fund of Boston: M                           12/1/1994  Open/Equity     248.41  16.51
  5 The George Putnam Fund of Boston: Y                           3/31/1994  Open/Equity     793.33  16.70
  6 Putnam American Government Income Fund: A                      3/1/1985   Open/Bond    1,349.04   8.82
  7 Putnam American Government Income Fund: B                     5/20/1994   Open/Bond      168.59   8.77
  8 Putnam American Government Income Fund: C                     7/26/1999   Open/Bond        8.75   8.80
  9 Putnam American Government Income Fund: M                     2/14/1995   Open/Bond        8.54   8.85
 10 Putnam American Government Income Fund: Y                     6/29/2001   Open/Bond       17.75   8.82
 11 Putnam Asia Pacific Growth Fund: A                            2/20/1991  Open/Equity      96.99   8.13
 12 Putnam Asia Pacific Growth Fund: B                             6/1/1993  Open/Equity      74.90   7.83
 13 Putnam Asia Pacific Growth Fund: C                            7/26/1999  Open/Equity       2.61   7.97
 14 Putnam Asia Pacific Growth Fund: M                             2/1/1995  Open/Equity       5.10   7.96
 15 Putnam Asia Pacific Fund II                                   3/23/1998  Open/Equity       2.59   9.00
 16 Putnam Asset Allocation Funds: Balanced Portfolio: A           2/7/1994 Open/Balanced  1,329.83   9.74
 17 Putnam Asset Allocation Funds: Balanced Portfolio: B          2/11/1994 Open/Balanced    384.83   9.67
 18 Putnam Asset Allocation Funds: Balanced Portfolio: C           9/1/1994 Open/Balanced    126.01   9.59
 19 Putnam Asset Allocation Funds: Balanced Portfolio: M           2/6/1995 Open/Balanced     57.29   9.71
 20 Putnam Asset Allocation Funds: Balanced Portfolio: Y          7/14/1994 Open/Balanced    737.58   9.75
 21 Putnam Asset Allocation Funds: Conservative Portfolio: A       2/7/1994 Open/Balanced    602.02   8.64
 22 Putnam Asset Allocation Funds: Conservative Portfolio: B      2/18/1994 Open/Balanced    126.78   8.60
 23 Putnam Asset Allocation Funds: Conservative Portfolio: C       9/1/1994 Open/Balanced     43.05   8.58
 24 Putnam Asset Allocation Funds: Conservative Portfolio: M       2/7/1995 Open/Balanced     20.66   8.60
 25 Putnam Asset Allocation Funds: Conservative Portfolio: Y      7/14/1994 Open/Balanced    217.27   8.65
 26 Putnam Asset Allocation Funds: Growth Portfolio: A             2/8/1994 Open/Balanced    738.89   9.46
 27 Putnam Asset Allocation Funds: Growth Portfolio: B            2/16/1994 Open/Balanced    302.39   9.32
 28 Putnam Asset Allocation Funds: Growth Portfolio: C             9/1/1994 Open/Balanced     99.74   9.19
 29 Putnam Asset Allocation Funds: Growth Portfolio: M             2/1/1995 Open/Balanced     50.64   9.32
 30 Putnam Asset Allocation Funds: Growth Portfolio: Y            7/14/1994 Open/Balanced    508.33   9.53
 31 Putnam Arizona Tax Exempt Income Fund: A                      1/30/1991   Open/Bond      111.65   9.08
 32 Putnam Arizona Tax Exempt Income Fund: B                      7/15/1993   Open/Bond       24.26   9.08
 33 Putnam Arizona Tax Exempt Income Fund: M                       7/3/1995   Open/Bond        1.04   9.10
 34 Putnam Balanced Retirement Fund: A                            4/19/1985 Open/Balanced    630.94  10.34
 35 Putnam Balanced Retirement Fund: B                             2/1/1994 Open/Balanced    237.28  10.22
 36 Putnam Balanced Retirement Fund: C                            7/26/1999 Open/Balanced     15.80  10.27
 37 Putnam Balanced Retirement Fund: M                            3/17/1995 Open/Balanced     20.14  10.26
 38 Putnam Balanced Retirement Fund: Y                           12/30/1998 Open/Balanced      3.67  10.34
 39 Putnam Balanced Fund: A                                        1/3/1995 Open/Balanced    231.51   9.76
 40 Putnam Balanced Fund: B                                        4/3/2000 Open/Balanced     24.10   9.73
 41 Putnam Balanced Fund: C                                        4/3/2000 Open/Balanced      4.16   9.74
 42 Putnam Balanced Fund: M                                        4/3/2000 Open/Balanced      2.13   9.76
 43 Putnam Balanced Fund: Y                                        8/2/1999 Open/Balanced     64.26   9.76
 44 Putnam California Tax Exempt Income Fund: A                   4/29/1983   Open/Bond    2,659.41   8.57
 45 Putnam California Tax Exempt Income Fund: B                    1/4/1993   Open/Bond      442.66   8.56
 46 Putnam California Tax Exempt Income Fund: C                   7/26/1999   Open/Bond       21.93   8.60
 47 Putnam California Tax Exempt Income Fund: M                   2/14/1995   Open/Bond       12.88   8.56
 48 Putnam California Tax Exempt Money Market Fund               10/26/1987   Open/Bond       26.65   1.00
 49 Putnam Capital Opportunities Fund: A                          5/29/1998  Open/Equity     275.08  10.18
 50 Putnam Capital Opportunities Fund: B                          6/29/1998  Open/Equity     273.75   9.90
 51 Putnam Capital Opportunities Fund: C                          7/26/1999  Open/Equity      25.25   9.98
 52 Putnam Capital Opportunities Fund: M                          6/29/1998  Open/Equity      16.70   9.99
 53 Putnam Capital Opportunities Fund: Y                          10/2/2000  Open/Equity     180.86  10.22
 54 Putnam Capital Appreciation Fund: A                            8/5/1993  Open/Equity     749.29  16.33
 55 Putnam Capital Appreciation Fund: B                           11/2/1994  Open/Equity     631.00  15.81
 56 Putnam Capital Appreciation Fund: C                           7/14/2000  Open/Equity       3.10  16.15
 57 Putnam Capital Appreciation Fund: M                           1/22/1996  Open/Equity      43.76  15.95
 58 Putnam Classic Equity Fund: A                                  1/5/1995 Open/Balanced  1,173.66  11.80
 59 Putnam Classic Equity Fund: B                                  1/5/1995 Open/Balanced    673.64  11.71
 60 Putnam Classic Equity Fund: C                                  2/1/1999 Open/Balanced     36.00  11.78
 61 Putnam Classic Equity Fund: M                                  1/5/1995 Open/Balanced     98.99  11.75
 62 Putnam Classic Equity Fund: Y                                 10/1/1998 Open/Balanced      8.78  11.81
 63 Putnam Convertible Income-Growth Trust: A                     6/29/1972 Open/Balanced    685.40  14.18
 64 Putnam Convertible Income-Growth Trust: B                     7/15/1993 Open/Balanced    141.61  13.98
 65 Putnam Convertible Income-Growth Trust: C                     7/26/1999 Open/Balanced      5.15  14.12
 66 Putnam Convertible Income-Growth Trust: M                     3/13/1995 Open/Balanced      9.13  14.09
 67 Putnam Convertible Income-Growth Trust: Y                    12/30/1998 Open/Balanced     48.80  14.18
 68 Putnam Diversified Income Trust: A                            10/3/1988   Open/Bond    1,379.16   9.30
 69 Putnam Diversified Income Trust: B                             3/1/1993   Open/Bond      669.45   9.26
 70 Putnam Diversified Income Trust: C                             2/1/1999   Open/Bond       17.78   9.28
 71 Putnam Diversified Income Trust: M                            12/1/1994   Open/Bond    1,615.16   9.26
 72 Putnam Diversified Income Trust: Y                             7/1/1996   Open/Bond       24.02   9.32
 73 Putnam Emerging Markets Fund: A                              12/28/1995  Open/Equity      52.54   7.95
 74 Putnam Emerging Markets Fund: B                              10/30/1996  Open/Equity      33.02   7.79
 75 Putnam Emerging Markets Fund: C                               7/26/1999  Open/Equity       3.23   7.83
 76 Putnam Emerging Markets Fund: M                              10/30/1996  Open/Equity       1.91   7.85
 77 Putnam Emerging Markets Fund: Y                               4/30/2001  Open/Equity       7.23   7.94
 78 Putnam Equity Fund 2000                                       7/25/2000  Open/Equity       3.53   4.73
 79 Putnam Equity Fund 98                                        12/31/1997  Open/Equity      18.78  17.77
 80 Putnam Equity Income Fund: A                                  6/15/1977  Open/Equity   1,308.83  14.67
 81 Putnam Equity Income Fund: B                                  9/13/1993  Open/Equity     545.88  14.56
 82 Putnam Equity Income Fund: C                                   2/1/1999  Open/Equity      34.75  14.62
 83 Putnam Equity Income Fund: M                                  12/2/1994  Open/Equity      81.60  14.57
 84 Putnam Equity Income Fund: Y                                  10/1/1998  Open/Equity      99.78  14.67
 85 Putnam Europe Growth Fund: A                                   9/7/1990  Open/Equity     619.26  16.55
 86 Putnam Europe Growth Fund: B                                   2/1/1994  Open/Equity     430.35  15.99
 87 Putnam Europe Growth Fund: C                                  7/26/1999  Open/Equity      12.55  16.38
 88 Putnam Europe Growth Fund: M                                  12/1/1994  Open/Equity      38.17  16.39
 89 Putnam Financial Services Fund                               01/08/2001  Open/Equity       3.20   7.87
 90 Putnam Florida Tax Exempt Income Fund: A                      8/24/1990   Open/Bond      229.42   9.28
 91 Putnam Florida Tax Exempt Income Fund: B                       1/4/1993   Open/Bond       63.91   9.28
 92 Putnam Florida Tax Exempt Income Fund: M                       5/1/1995   Open/Bond        0.96   9.28
 93 Putnam Global Aggressive Growth Fund                           5/6/1998  Open/Equity      10.44  15.12
 94 Putnam Global Natural Resources Fund: A                       7/24/1980  Open/Equity     180.90  17.03
 95 Putnam Global Natural Resources Fund: B                        2/1/1994  Open/Equity      98.55  16.67
 96 Putnam Global Natural Resources Fund: C                       7/26/1999  Open/Equity       8.21  16.85
 97 Putnam Global Natural Resources Fund: M                        7/3/1995  Open/Equity       4.34  16.96
 98 Putnam Global Equity Trust: A                                  7/1/1994  Open/Equity     602.41  10.45
 99 Putnam Global Equity Trust: B                                  7/1/1994  Open/Equity     300.11  10.13
100 Putnam Global Equity Trust: C                                  2/1/1999  Open/Equity      30.22  10.32
101 Putnam Global Equity Trust: M                                  7/3/1995  Open/Equity      33.14  10.27
102 Putnam Global Growth and Income Fund: A                        1/3/1995  Open/Equity      99.27  11.52
103 Putnam Global Growth and Income Fund: B                       11/3/1997  Open/Equity      42.12  11.31
104 Putnam Global Growth and Income Fund: C                       7/26/1999  Open/Equity       5.96  11.44
105 Putnam Global Growth and Income Fund: M                       11/3/1997  Open/Equity       2.69  11.43
106 Putnam Global Governmental Income Trust: A                     6/1/1987   Open/Bond       78.04  10.55
107 Putnam Global Governmental Income Trust: B                     2/1/1994   Open/Bond       14.13  10.52
108 Putnam Global Governmental Income Trust: C                    7/26/1999   Open/Bond        0.31  10.54
109 Putnam Global Governmental Income Trust: M                    3/17/1995   Open/Bond       46.59  10.50
110 Putnam Global Growth Fund: A                                   9/1/1967  Open/Equity   2,932.70   7.38
111 Putnam Global Growth Fund: B                                  4/27/1992  Open/Equity     663.60   6.83
112 Putnam Global Growth Fund: C                                   2/1/1999  Open/Equity      44.72   7.18
113 Putnam Global Growth Fund: M                                   3/1/1995  Open/Equity      38.29   7.18
114 Putnam Global Growth Fund: Y                                  6/15/1994  Open/Equity     208.32   7.59
115 The Putnam Fund for Growth and Income: A                      11/6/1957 Open/Balanced 18,748.56  17.47
116 The Putnam Fund for Growth and Income: B                      4/27/1992 Open/Balanced  7,234.42  17.21
117 The Putnam Fund for Growth and Income: C                      7/26/1999 Open/Balanced    183.81  17.39
118 The Putnam Fund for Growth and Income: M                       5/1/1995 Open/Balanced    318.02  17.34
119 The Putnam Fund for Growth and Income: Y                      6/15/1994 Open/Balanced  1,639.60  17.50
120 Putnam Growth Fund                                             5/4/1998  Open/Equity       1.99   6.75
121 Putnam Growth Opportunities: A                                10/2/1995  Open/Equity   1,734.33  14.37
122 Putnam Growth Opportunities: B                                 8/1/1997  Open/Equity   1,432.86  13.91
123 Putnam Growth Opportunities: C                                 2/1/1999  Open/Equity     165.05  14.08
124 Putnam Growth Opportunities: M                                 8/1/1997  Open/Equity      61.87  14.05
125 Putnam Growth Opportunities: Y                                 7/1/1999  Open/Equity     142.22  14.50
126 Putnam High Yield Advantage Fund: A                           3/25/1986   Open/Bond      548.41   5.77
127 Putnam High Yield Advantage Fund: B                           5/16/1994   Open/Bond      357.02   5.73
128 Putnam High Yield Advantage Fund: M                           12/1/1994   Open/Bond      672.65   5.78
129 Putnam High Yield Advantage Fund: Y                          12/30/1998   Open/Bond       15.32   5.82
130 Putnam High Yield Fund II: A                                 12/31/1997   Open/Bond      609.46   5.54
131 Putnam High Yield Fund II: B                                 12/31/1997   Open/Bond      683.27   5.55
132 Putnam High Yield Fund II: C                                  7/26/1999   Open/Bond       42.82   5.54
133 Putnam High Yield Fund II: M                                 12/31/1997   Open/Bond       34.40   5.55
134 Putnam High Yield Fund II: Y                                  10/2/2000   Open/Bond      124.31   5.52
135 Putnam High Yield Trust: A                                    2/14/1978   Open/Bond    1,450.83   7.66
136 Putnam High Yield Trust: B                                     3/1/1993   Open/Bond      243.98   7.63
137 Putnam High Yield Trust: M                                     7/3/1995   Open/Bond        7.75   7.67
138 Putnam High Yield Trust: Y                                   12/30/1998   Open/Bond       14.37   7.65
139 Putnam Health Sciences Trust: A                               5/28/1982  Open/Equity   3,213.71  61.21
140 Putnam Health Sciences Trust: B                                3/1/1993  Open/Equity   2,143.83  57.22
141 Putnam Health Sciences Trust: C                               7/26/1999  Open/Equity     100.02  60.06
142 Putnam Health Sciences Trust: M                                7/3/1995  Open/Equity      86.94  59.26
143 Putnam Health Sciences Trust: Y                                4/4/2000  Open/Equity      24.95  61.51
144 Putnam Income Fund: A                                         11/1/1954   Open/Bond    1,199.23   6.51
145 Putnam Income Fund: B                                          3/1/1993   Open/Bond      465.63   6.47
146 Putnam Income Fund: C                                         7/26/1999   Open/Bond       29.26   6.49
147 Putnam Income Fund: M                                        12/14/1994   Open/Bond    1,150.67   6.46
148 Putnam Income Fund: Y                                         6/16/1994   Open/Bond      312.99   6.53
149 Putnam Intermediate U.S. Government Income Fund: A            2/16/1993   Open/Bond      379.63   5.06
150 Putnam Intermediate U.S. Government Income Fund: B            2/16/1993   Open/Bond      185.13   5.07
151 Putnam Intermediate U.S. Government Income Fund: C            7/26/1999   Open/Bond       19.84   5.06
152 Putnam Intermediate U.S. Government Income Fund: M             4/3/1995   Open/Bond       16.18   5.07
153 Putnam Intermediate U.S. Government Income Fund: Y            10/1/1997   Open/Bond      170.08   5.05
154 Putnam International Blend Fund                              03/30/2001  Open/Equity       1.82  43.65
155 Putnam International Core Fund                               12/29/2000  Open/Equity       2.20   5.89
156 Putnam International Fund                                    12/28/1995  Open/Equity       4.39   8.18
157 Putnam International Fund 2000                                 5/3/2000  Open/Equity       5.49   6.30
158 Putnam International Growth and Income Fund: A                 8/1/1996  Open/Equity     405.23   8.29
159 Putnam International Growth and Income Fund: B                 8/1/1996  Open/Equity     306.42   8.17
160 Putnam International Growth and Income Fund: C                 2/1/1999  Open/Equity      25.51   8.25
161 Putnam International Growth and Income Fund: M                 8/1/1996  Open/Equity      24.10   8.27
162 Putnam International Growth and Income Fund: Y                10/2/2000  Open/Equity       3.07   8.30
163 Putnam International Growth Fund: A                           2/28/1991  Open/Equity   6,396.45  18.88
164 Putnam International Growth Fund: B                            6/1/1994  Open/Equity   2,429.86  18.33
165 Putnam International Growth Fund: C                           7/26/1999  Open/Equity     572.95  18.61
166 Putnam International Growth Fund: M                           12/1/1994  Open/Equity     267.47  18.63
167 Putnam International Growth Fund: Y                           7/12/1996  Open/Equity   1,416.38  19.00
168 Putnam International Large Cap Growth Fund                   12/29/2000  Open/Equity       1.45   5.95
169 Putnam International New Opportunities Fund: A                 1/3/1995  Open/Equity     696.61   8.66
170 Putnam International New Opportunities Fund: B                7/21/1995  Open/Equity     504.72   8.21
171 Putnam International New Opportunities Fund: C                 2/1/1999  Open/Equity      28.77   8.46
172 Putnam International New Opportunities Fund: M                7/21/1995  Open/Equity      42.51   8.38
173 Putnam International Voyager Fund: A                         12/28/1995  Open/Equity     793.83  16.01
174 Putnam International Voyager Fund: B                         10/30/1996  Open/Equity     513.39  15.68
175 Putnam International Voyager Fund: C                          7/26/1999  Open/Equity     108.22  15.85
176 Putnam International Voyager Fund: M                         10/30/1996  Open/Equity      28.48  15.84
177 Putnam International Voyager Fund: Y                           2/1/2000  Open/Equity      28.77  16.05
178 Putnam Investors Fund: A                                     12/01/1925  Open/Equity   4,872.01  11.19
179 Putnam Investors Fund: B                                       3/1/1993  Open/Equity   2,425.91  10.47
180 Putnam Investors Fund: C                                      7/26/1999  Open/Equity     120.93  11.04
181 Putnam Investors Fund: M                                      12/2/1994  Open/Equity     146.87  10.81
182 Putnam Investors Fund: Y                                       1/7/1997  Open/Equity   1,282.02  11.30
183 Putnam Massachusetts Tax Exempt Income Fund: A               10/23/1989   Open/Bond      321.58   9.32
184 Putnam Massachusetts Tax Exempt Income Fund: B                7/15/1993   Open/Bond      125.40   9.31
185 Putnam Massachusetts Tax Exempt Income Fund: M                5/12/1995   Open/Bond        5.84   9.32
186 Putnam Michigan Tax Exempt Income Fund: A                    10/23/1989   Open/Bond      140.37   8.95
187 Putnam Michigan Tax Exempt Income Fund: B                     7/15/1993   Open/Bond       46.07   8.94
188 Putnam Michigan Tax Exempt Income Fund: M                     4/17/1995   Open/Bond        3.27   8.95
189 Putnam Mid Cap Fund 2000                                     12/29/2000  Open/Equity       1.71   5.82
190 Putnam Mid-Cap Value Fund: A                                 10/29/1999  Open/Equity     189.23  11.59
191 Putnam Mid-Cap Value Fund: B                                  1/16/2001  Open/Equity     147.54  11.56
192 Putnam Mid-Cap Value Fund: C                                  1/16/2001  Open/Equity      18.34  11.56
193 Putnam Mid-Cap Value Fund: M                                  1/16/2001  Open/Equity       8.13  11.57
194 Putnam Minnesota Tax Exempt Income Fund: A                   10/23/1989   Open/Bond      101.69   8.82
195 Putnam Minnesota Tax Exempt Income Fund: B                    7/15/1993   Open/Bond       46.96   8.80
196 Putnam Minnesota Tax Exempt Income Fund: M                     4/3/1995   Open/Bond        2.10   8.82
197 Putnam Money Market Fund: A                                   10/1/1976   Open/Bond    5,041.46   1.00
198 Putnam Money Market Fund: B                                   4/27/1992   Open/Bond      989.37   1.00
199 Putnam Money Market Fund: C                                    2/1/1999   Open/Bond       57.83   1.00
200 Putnam Money Market Fund: M                                   12/8/1994   Open/Bond      105.73   1.00
201 Putnam Money Market Fund: T                                  12/31/2001   Open/Bond        1.00   1.00
202 Putnam Municipal Income Fund: A                               5/22/1989   Open/Bond      846.12   8.76
203 Putnam Municipal Income Fund: B                                1/4/1993   Open/Bond      272.00   8.75
204 Putnam Municipal Income Fund: C                                2/1/1999   Open/Bond       16.75   8.76
205 Putnam Municipal Income Fund: M                               12/1/1994   Open/Bond       13.48   8.76
206 Putnam New Century Growth Fund: A                             2/17/1998  Open/Equity     345.30  12.36
207 Putnam New Century Growth Fund: B                             1/21/2000  Open/Equity     283.28  12.17
208 Putnam New Century Growth Fund: C                             1/21/2000  Open/Equity      52.67  12.18
209 Putnam New Century Growth Fund: M                             1/21/2000  Open/Equity      15.73  12.23
210 Putnam New Century Growth Fund: Y                              7/3/2000  Open/Equity       9.47  12.41
211 Putnam New Opportunities Fund: A                              8/31/1990  Open/Equity  10,278.38  39.64
212 Putnam New Opportunities Fund: B                               3/1/1993  Open/Equity   3,865.85  36.61
213 Putnam New Opportunities Fund: C                              7/26/1999  Open/Equity     108.20  38.84
214 Putnam New Opportunities Fund: M                              12/1/1994  Open/Equity     310.00  37.93
215 Putnam New Opportunities Fund: Y                              7/19/1994  Open/Equity   1,438.96  40.59
216 Putnam New Value Fund: A                                       1/3/1995  Open/Equity     660.91  14.11
217 Putnam New Value Fund: B                                      2/26/1996  Open/Equity     592.41  13.96
218 Putnam New Value Fund: C                                      7/26/1999  Open/Equity      37.82  13.94
219 Putnam New Value Fund: M                                      2/26/1996  Open/Equity      45.65  14.05
220 Putnam New Value Fund: Y                                      6/29/2001  Open/Equity      38.50  14.11
221 Putnam New Jersey Tax Exempt Income Fund: A                   2/20/1990   Open/Bond      205.05   9.01
222 Putnam New Jersey Tax Exempt Income Fund: B                    1/4/1993   Open/Bond       98.52   9.00
223 Putnam New Jersey Tax Exempt Income Fund: M                    5/1/1995   Open/Bond        1.27   9.00
224 Putnam New York Tax Exempt Income Fund: A                      9/2/1983   Open/Bond    1,351.36   8.78
225 Putnam New York Tax Exempt Income Fund: B                      1/4/1993   Open/Bond      118.39   8.76
226 Putnam New York Tax Exempt Income Fund: C                     7/26/1999   Open/Bond        5.42   8.77
227 Putnam New York Tax Exempt Income Fund: M                     4/10/1995   Open/Bond        1.84   8.78
228 Putnam New York Tax Exempt Money Market Fund                 10/26/1987   Open/Bond       42.49   1.00
229 Putnam New York Tax Exempt Opportunities Fund: A              11/7/1990   Open/Bond      135.55   8.91
230 Putnam New York Tax Exempt Opportunities Fund: B               2/1/1994   Open/Bond       58.31   8.91
231 Putnam New York Tax Exempt Opportunities Fund: C              7/26/1999   Open/Bond        3.14   8.93
232 Putnam New York Tax Exempt Opportunities Fund: M              2/10/1995   Open/Bond        2.01   8.90
233 Putnam Ohio Tax Exempt Income Fund: A                        10/23/1989   Open/Bond      164.22   8.87
234 Putnam Ohio Tax Exempt Income Fund: B                         7/15/1993   Open/Bond       48.41   8.86
235 Putnam Ohio Tax Exempt Income Fund: M                          4/3/1995   Open/Bond        1.92   8.87
236 Putnam OTC & Emerging Growth Fund: A                          11/1/1982  Open/Equity   1,821.30   7.29
237 Putnam OTC & Emerging Growth Fund: B                          7/15/1993  Open/Equity     655.79   6.62
238 Putnam OTC & Emerging Growth Fund: C                          7/26/1999  Open/Equity      42.80   7.14
239 Putnam OTC & Emerging Growth Fund: M                          12/2/1994  Open/Equity     263.89   6.93
240 Putnam OTC & Emerging Growth Fund: Y                          7/12/1996  Open/Equity     347.64   7.45
241 Putnam Pennsylvania Tax Exempt Income Fund: A                 7/21/1989   Open/Bond      170.79   8.90
242 Putnam Pennsylvania Tax Exempt Income Fund: B                 7/15/1993   Open/Bond       73.66   8.89
243 Putnam Pennsylvania Tax Exempt Income Fund: M                  7/3/1995   Open/Bond        3.78   8.91
244 Putnam Preferred Income Fund: A                                1/4/1984   Open/Bond       83.78   7.96
245 Putnam Preferred Income Fund: M                               4/20/1995   Open/Bond        5.01   7.93
246 Putnam Research Fund: A                                       10/2/1995  Open/Equity   1,126.07  12.91
247 Putnam Research Fund: B                                       6/12/1998  Open/Equity     865.95  12.53
248 Putnam Research Fund: C                                        2/1/1999  Open/Equity     122.62  12.61
249 Putnam Research Fund: M                                       6/12/1998  Open/Equity      55.42  12.66
250 Putnam Research Fund: Y                                        4/4/2000  Open/Equity      87.33  12.94
251 Putnam Small Cap Value Fund: A                                4/12/1999  Open/Equity     577.36  13.96
252 Putnam Small Cap Value Fund: B                                 5/3/1999  Open/Equity     497.70  13.69
253 Putnam Small Cap Value Fund: C                                7/26/1999  Open/Equity      81.04  13.71
254 Putnam Small Cap Value Fund: M                                3/28/2000  Open/Equity      22.19  13.84
255 Putnam Small Cap Value Fund: Y                               01/03/2001  Open/Equity      39.74  14.00
256 Putnam Strategic Income Fund: A                               2/26/1996   Open/Bond       74.44   6.10
257 Putnam Strategic Income Fund: B                               2/26/1996   Open/Bond      100.58   6.11
258 Putnam Strategic Income Fund: C                                2/1/1999   Open/Bond        6.23   6.12
259 Putnam Strategic Income Fund: M                               2/26/1996   Open/Bond        5.44   6.10
260 Putnam Tax Smart Equity Fund: A                                7/1/1999  Open/Equity     218.53   8.56
261 Putnam Tax Smart Equity Fund: B                               10/1/1999  Open/Equity     209.21   8.41
262 Putnam Tax Smart Equity Fund: C                               10/1/1999  Open/Equity      77.59   8.41
263 Putnam Tax Smart Equity Fund: M                              3/28/02000  Open/Equity       6.28   8.48
264 Putnam Technology Fund: A                                     6/14/2000  Open/Equity      97.37   3.66
265 Putnam Technology Fund: B                                     7/17/2000  Open/Equity      64.71   3.61
266 Putnam Technology Fund: C                                     7/17/2000  Open/Equity      11.87   3.61
267 Putnam Technology Fund: M                                     7/17/2000  Open/Equity       3.27   3.63
268 Putnam Technology Fund: Y                                     6/29/2001  Open/Equity       4.21   3.66
269 Putnam Tax Exempt Income Fund: A                             12/31/1976   Open/Bond    1,678.74   8.71
270 Putnam Tax Exempt Income Fund: B                               1/4/1993   Open/Bond      141.83   8.71
271 Putnam Tax Exempt Income Fund: C                              7/26/1999   Open/Bond        9.15   8.72
272 Putnam Tax Exempt Income Fund: M                              2/16/1995   Open/Bond        9.83   8.74
273 Putnam Tax Exempt Money Market Fund                          10/26/1987   Open/Bond      116.34   1.00
274 Putnam Tax - Free Income Trust Tax - Free High Yield Fund: A  9/20/1993   Open/Bond    1,119.93  12.99
275 Putnam Tax - Free Income Trust Tax - Free High Yield Fund: B   9/9/1985   Open/Bond      323.41  13.01
276 Putnam Tax - Free Income Trust Tax - Free High Yield Fund: C   2/1/1999   Open/Bond        9.49  13.00
277 Putnam Tax - Free Income Trust Tax - Free High Yield Fund: M 12/29/1994   Open/Bond       11.49  13.00
278 Putnam Tax - Free Income Trust Tax - Free Insured Fund: A     9/20/1993   Open/Bond      344.84  15.16
279 Putnam Tax - Free Income Trust Tax - Free Insured Fund: B      9/9/1985   Open/Bond      181.87  15.18
280 Putnam Tax - Free Income Trust Tax - Free Insured Fund: C     7/26/1999   Open/Bond       10.69  15.18
281 Putnam Tax - Free Income Trust Tax - Free Insured Fund: M      6/1/1995   Open/Bond        1.76  15.20
282 Putnam U.S. Core Fund                                          5/4/1998  Open/Equity       5.99   7.77
283 Putnam U.S. Government Income Trust: A                         2/8/1984   Open/Bond    2,251.21  12.97
284 Putnam U.S. Government Income Trust: B                        4/27/1992   Open/Bond      498.92  12.90
285 Putnam U.S. Government Income Trust: C                        7/26/1999   Open/Bond       31.44  12.95
286 Putnam U.S. Government Income Trust: M                         2/6/1995   Open/Bond      130.39  12.95
287 Putnam U.S. Government Income Trust: Y                        4/11/1994   Open/Bond       45.28  12.96
288 Putnam Utilities Growth and Income Fund: A                   11/19/1990 Open/Balanced    787.78   9.09
289 Putnam Utilities Growth and Income Fund: B                    4/27/1992 Open/Balanced    189.02   9.04
290 Putnam Utilities Growth and Income Fund: C                    7/26/1999 Open/Balanced      5.57   9.04
291 Putnam Utilities Growth and Income Fund: M                     3/1/1995 Open/Balanced      7.50   9.07
292 Putnam Vista Fund: A                                           6/3/1968  Open/Equity   3,980.03   8.35
293 Putnam Vista Fund: B                                           3/1/1993  Open/Equity   1,402.30   7.49
294 Putnam Vista Fund: C                                          7/26/1999  Open/Equity     100.27   8.17
295 Putnam Vista Fund: M                                          12/8/1994  Open/Equity     117.74   7.90
296 Putnam Vista Fund: Y                                          3/28/1995  Open/Equity     778.32   8.60
297 Putnam Voyager Fund II: A                                     4/14/1993  Open/Equity   1,000.11  16.73
298 Putnam Voyager Fund II: B                                     10/2/1995  Open/Equity     725.45  15.87
299 Putnam Voyager Fund II: C                                      2/1/1999  Open/Equity      73.03  16.37
300 Putnam Voyager Fund II: M                                     10/2/1995  Open/Equity      68.24  16.17
301 Putnam Voyager Fund: A                                         4/1/1996  Open/Equity  15,685.75  17.02
302 Putnam Voyager Fund: B                                        4/27/1992  Open/Equity   5,572.32  15.23
303 Putnam Voyager Fund: C                                        7/26/1999  Open/Equity     216.18  16.72
304 Putnam Voyager Fund: M                                        12/1/1994  Open/Equity     450.47  16.27
305 Putnam Voyager Fund: Y                                        3/31/1994  Open/Equity   2,984.33  17.48
306 Putnam VT American Government Income Fund: IA                 1/31/2000   Open/Bond      138.77  11.73
307 Putnam VT American Government Income Fund: IB                 1/31/2000   Open/Bond       78.36  11.70
308 Putnam VT Asia Pacific Growth Fund: IA                         5/1/1995  Open/Equity      59.59   5.00
309 Putnam VT Asia Pacific Growth Fund: IB                        4/30/1998  Open/Equity       4.19   4.96
310 Putnam VT Capital Appreciation Fund: IA                       9/29/2000  Open/Equity      11.67   7.53
311 Putnam VT Capital Appreciation Fund: IB                       9/29/2000  Open/Equity      10.38   7.51
312 Putnam VT Diversified Income Fund: IA                         9/15/1993   Open/Bond      491.00   8.87
313 Putnam VT Diversified Income Fund: IB                          4/6/1998   Open/Bond       94.09   8.81
314 Putnam VT Global Asset Allocation Fund: IA                     2/1/1988 Open/Balanced    596.57  13.28
315 Putnam VT Global Asset Allocation Fund: IB                    4/30/1998 Open/Balanced     25.71  13.28
316 Putnam VT George Putnam Fund: IA                              4/30/1998  Open/Equity     392.26  10.69
317 Putnam VT George Putnam Fund: IB                              4/30/1998  Open/Equity     161.29  10.65
318 Putnam VT Global Growth Fund: IA                               5/1/1990  Open/Equity   1,080.57   9.01
319 Putnam VT Global Growth Fund: IB                              4/30/1998  Open/Equity      89.71   8.94
320 Putnam VT Growth and Income Fund: IA                           2/1/1988 Open/Balanced  7,054.39  23.22
321 Putnam VT Growth and Income Fund: IB                           4/6/1998 Open/Balanced    717.31  23.11
322 Putnam VT Growth Opportunities Fund: IA                       1/31/2000  Open/Equity      53.84   5.15
323 Putnam VT Growth Opportunities Fund: IB                       1/31/2000  Open/Equity      43.77   5.13
324 Putnam VT High Yield Fund: IA                                  2/1/1988   Open/Bond      645.62   8.12
325 Putnam VT High Yield Fund: IB                                 4/30/1998   Open/Bond       65.72   8.10
326 Putnam VT Health and Sciences  Fund: IA                       4/30/1998  Open/Equity     331.56  11.45
327 Putnam VT Health and Sciences  Fund: IB                       4/30/1998  Open/Equity     128.96  11.40
328 Putnam VT Income Fund: IA                                      2/1/1988   Open/Bond      880.12  12.74
329 Putnam VT Income Fund: IB                                     4/30/1998   Open/Bond      152.65  12.69
330 Putnam VT International Growth and Income Fund: IA             1/2/1997 Open/Balanced    260.35   9.42
331 Putnam VT International Growth and Income Fund: IB             4/6/1998 Open/Balanced     41.28   9.39
332 Putnam VT International New Opportunities Fund: IA             1/2/1997  Open/Equity     134.03   9.34
333 Putnam VT International New Opportunities Fund: IB            4/30/1998  Open/Equity     150.37   9.29
334 Putnam VT International Growth Fund: IA                        1/2/1997  Open/Equity     490.13  11.81
335 Putnam VT International Growth Fund: IB                       4/30/1998  Open/Equity     278.74  11.76
336 Putnam VT Investors  Fund: IA                                 4/30/1998  Open/Equity     571.99   9.02
337 Putnam VT Investors  Fund: IB                                 4/30/1998  Open/Equity     254.37   8.98
338 Putnam VT Money Market Fund: IA                                2/1/1988   Open/Bond      873.95   1.00
339 Putnam VT Money Market Fund: IB                               4/30/1998   Open/Bond      151.88   1.00
340 Putnam VT New Opportunities Fund: IA                           5/2/1994  Open/Equity   2,929.99  16.13
341 Putnam VT New Opportunities Fund: IB                          4/30/1998  Open/Equity     193.95  16.01
342 Putnam VT New Value Fund: IA                                   1/2/1997  Open/Equity     454.10  13.33
343 Putnam VT New Value Fund: IB                                  4/30/1998  Open/Equity      91.85  13.28
344 Putnam VT OTC & Emerging Growth Fund: IA                      4/30/1998  Open/Equity     102.30   5.85
345 Putnam VT OTC & Emerging Growth Fund: IB                      4/30/1998  Open/Equity      55.31   5.82
346 Putnam VT Research: IA                                        9/30/1998  Open/Equity     193.87  10.69
347 Putnam VT Research: IB                                        9/30/1998  Open/Equity     119.69  10.65
348 Putnam VT Small Cap Value Fund: IA                            4/30/1999  Open/Equity     248.06  15.05
349 Putnam VT Small Cap Value Fund: IB                            4/30/1999  Open/Equity     138.27  14.98
350 Putnam VT Technology Fund: IA                                 6/14/2000  Open/Equity      19.51   4.38
351 Putnam VT Technology Fund: IB                                 6/14/2000  Open/Equity      16.82   4.36
352 Putnam VT Utilities Growth and Income Fund: IA                 5/1/1992 Open/Balanced    593.10  12.34
353 Putnam VT Utilities Growth and Income Fund: IB                4/30/1998 Open/Balanced     57.08  12.29
354 Putnam VT Vista Fund: IA                                       1/2/1997  Open/Equity     422.95  11.01
355 Putnam VT Vista Fund: IB                                      4/30/1998  Open/Equity     286.72  10.95
356 Putnam VT Voyager Fund: IA                                     2/1/1988  Open/Equity   4,654.94  28.26
357 Putnam VT Voyager Fund: IB                                    4/30/1998  Open/Equity     479.79  28.10
358 Putnam VT Voyager II Fund: IA                                 9/29/2000  Open/Equity       7.58   4.85
359 Putnam VT Voyager II Fund: IB                                 9/29/2000  Open/Equity      14.96   4.83
360 Putnam California Investment Grade Municipal Trust           11/27/1992  Closed/Bond      68.55  14.88
361 Putnam California Investment Grade Municipal Trust Preferred  7/28/1993  Closed/Bond      16.13   1.00
362 Putnam Convertible Opportunity & Income Trust                 6/29/1995  Closed/Bond      66.41  17.89
363 Putnam High Income Convertible and Bond Fund                   7/9/1987  Closed/Bond      97.67   7.10
364 Putnam High Yield Municipal Trust                             5/25/1989  Closed/Bond     175.33   7.88
365 Putnam High Yield Municipal Trust Preferred                   7/28/1993  Closed/Bond      45.06   1.00
366 Putnam Investment Grade Municipal Trust                      10/26/1989  Closed/Bond     228.38  10.79
367 Putnam Investment Grade Municipal Trust Preferred             7/28/1993  Closed/Bond     140.04   1.00
368 Putnam Municipal Bond Fund                                   11/27/1992  Closed/Bond     226.62  13.14
369 Putnam Municipal Bond Fund Preferred                          7/28/1993  Closed/Bond     132.93   1.00
370 Putnam Managed High Income Yield Trust                        6/25/1993  Closed/Bond      65.27   8.69
371 Putnam Managed Municipal Income Trust                         2/24/1989  Closed/Bond     389.12   8.25
372 Putnam Managed Municipal Income Trust Preferred               7/28/1993  Closed/Bond     175.12   1.00
373 Putnam Master Income Trust                                   12/28/1987  Closed/Bond     359.24   6.77
374 Putnam Master Intermediate Income Trust                       4/29/1988  Closed/Bond     659.76   6.59
375 Putnam Municipal Opportunities Trust                          5/28/1993  Closed/Bond     210.22  13.01
376 Putnam Municipal  Opportunity Trust Preferred                  4/7/1994  Closed/Bond     121.30   1.00
377 Putnam New York Investment Grade Municipal Trust             11/27/1992  Closed/Bond      38.07  13.37
378 Putnam New York Investment Grade Municipal Trust Preferred    7/28/1993  Closed/Bond      10.01   1.00
379 Putnam Premier Income Trust                                   2/29/1988  Closed/Bond     920.52   6.53
380 Putnam Tax-Free Health Care Fund                              6/29/1992  Closed/Bond     188.61  13.66



(J) Miscellaneous

1. Election and Removal of Directors

Directors of the Investment Management Company are elected to office or removed from office by vote of either stockholders or directors, in accordance with Articles of Organization and By-Laws of Investment Management Company.

2. Results of operations

Officers are elected by the Board of Directors. The Board of Directors may remove any officer without cause.

3. Supervision by SEC of Changes in Directors and Certain Officers

Putnam files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports, lists and provides certain information relating to directors and officers of Investment Management Company.

Under Section 9 (b) of the Investment Company Act of 1940 the SEC may prohibit any director or officer from remaining in office, if the SEC judges that such director or officer has willfully violated any provision of the federal securities law.

4. Amendment to the Articles of Organization, Transfer of Business and Other Important Matters.

a. Articles of Organization of the Investment Management Company may be amended, under the Delaware Limited Liability Company Act, by appropriate shareholders' vote.

b. The Investment Management Company has no direct subsidiaries.

5. Litigation, etc.

There are no known facts, such as legal proceedings, which are expected to materially affect the Fund and/or the Investment Management Company within the six-month period preceding the filing of this Registration Statement.

III. OUTLINE OF THE OTHER RELATED COMPANIES

(A) Putnam Fiduciary Trust Company (the Transfer Agent, Shareholder Service Agent and Custodian)

(1) Amount of Capital

U.S.$55,637,589 (approximately  7.4 billion Yen) as of January 31, 2002

(2) Description of Business

Putnam Fiduciary Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of Putnam Investments LLC, parent of Putnam. Putnam Fiduciary Trust Company has been providing paying agent and shareholder service agent services to mutual funds, including the Fund, since its inception and custody services since 1990.

(3) Outline of Business Relationship with the Fund

Putnam Fiduciary Trust Company provides transfer agent services, shareholder services and custody services to the Fund.

(B) Putnam Retail Management Limited Partnership (the Principal
Underwriter)

(1) Amount of Capital

U.S.$116,590,858 (approximately  15.5 billion Yen) as of January 31,
2002

(2) Description of Business

Putnam Retail Management Limited Partnership is the Principal
Underwriter of the shares of Putnam Funds including the Fund.

(3) Outline of Business Relationship with the Fund

Putnam Retail Management Limited Partnership engages in providing marketing services to the Fund.

(C) Tsubasa Securities Co., Ltd. (Distributor in Japan and Agent
Company)

(1) Amount of Capital

25.1 billion as of January 31, 2002

(2) Description of Business

The Company engages in business as a general securities company in Japan. It also engages in the handling of sale and repurchase of share certificates as designated securities company in respect of the investment trusts issued by many trust companies including Nomura Asset Management Co., Ltd. As of 1st April, 2000, Universal Securities Co., Ltd., Towa Securities Co., Ltd., Daiichi Securities Co., Ltd. and Taiheiyo Securities Co., Ltd. have been merged and became Tsubasa Securities Co., Ltd.

Tsubasa Securities Co., Ltd. will change its name to UFJ Tsubasa
Securities Co., Ltd. as a result of a merger with UFJ Capital Markets Securities Co., Ltd. to be effected on June 1, 2002

(3) The Company acts as a Distributor in Japan and Agent Company for the Fund in connection with the offering of shares in Japan.

(D) Capital Relationships

100% of the interests in Putnam Investment Management LLC. are held by Putnam Investments LLC.

(E) Interlocking Directors

Names and functions of officers of the Fund who also are officers of the related companies are as follows:


                                                                  (as January 31, 2002)

Name of                                      Investment                Transfer Agent
Officer or                                   Management                and Shareholder
Trustee                       Fund           Company                   Service Agent
----------------------------------------------------------------------------------------
Charles E. Porter         Executive Vice     Managing Director         None
                          President,
                          Treasurer and
                          Principal
                          Financial
                          Officer
----------------------------------------------------------------------------------------
Patricia C. Flaherty      Senior Vice        Senior Vice President     None
                          President
----------------------------------------------------------------------------------------
Lawrence J. Lasser        Trustee            President and Director    None
                          and
                          Vice President
----------------------------------------------------------------------------------------
Gordon H. Silver          Vice President     Senior Managing Director  Managing Director
----------------------------------------------------------------------------------------
Brett C. Browchuk         Vice President     Managing Director         None
----------------------------------------------------------------------------------------
Stephen Oristaglio        Vice President     Senior Managing Director  None
----------------------------------------------------------------------------------------
John R. Verani            Vice President     Senior Vice President     Senior Vice
                                                                       President
----------------------------------------------------------------------------------------
Richard G. Leibovitch     Vice President     Managing Director         None
----------------------------------------------------------------------------------------
Kevin M. Cronin           Vice President     Managing Director         Managing Director
----------------------------------------------------------------------------------------


IV. FINANCIAL CONDITION OF THE FUND

1. FINANCIAL STATEMENTS

[Omitted, in Japanese version, financial statements of the Fund and Japanese translations thereof are incorporated here]

Financial highlights

The financial highlights table is intended to help investors understand the Fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions.
This information has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the Fund's financial statements are included in the Fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------
CLASS M
(For a share outstanding throughout the period)

                                     Year ended October 31
                            2001        2000        1999        1998        1997
Net asset value,
beginning of period       $10.72      $11.86      $12.77      $13.89      $14.44

Investment operations        .57
Net investment income (a)                .60         .59         .76         .66
Net realized and             .20
unrealized gain (loss)
on investments                         (1.12)       (.72)       (.95)       (.23)

Total from investment
operations                   .77        (.52)       (.13)       (.19)        .43

Less distributions:         (.15)
From net investment
income                                              (.59)       (.46)       (.56)
In excess of net
investment income             --                    (.10)                   (.42)
From return of capital      (.43)       (.62)       (.09)       (.47)
                            (.58)

Total distributions                     (.62)       (.78)       (.93)       (.98)

Net asset value,
end of period             $10.91      $10.72      $11.86      $12.77      $13.89

Ratios and supplemental
data                        7.31
Total return at
net asset value (%)(b)                 (4.49)      (1.10)      (1.28)       3.15

Net assets, end of
period (in thousands)    $52,481    $107,329    $201,429    $213,868      $2,506

Ratio of expenses to
average net assets (%)(c)   1.49        1.44        1.46        1.51        1.54
Ratio of net investment     5.18
income to average net
assets (%)                              5.31        4.76        5.55        4.74
Portfolio turnover (%)
                          292.73 (d)  301.44      290.27      561.48      638.66


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

[The following financial documents are omitted here.]

Report of independent accountants for the fiscal year ended October 31,
2001
Report of independent accountants for the fiscal year ended October 31,
2000

Statement of assets and liabilities October 31, 2001
Statement of operations Year ended October 31, 2001
Statement of changes in net assets Year ended October 31, 2001, 2000 Financial highlights (For a common share outstanding throughout the period)
Notes to financial statements October 31, 2001
The fund's portfolio October 31, 2001

Statement of assets and liabilities October 31, 2000
Statement of operations Year ended October 31, 2000
Statement of changes in net assets Year ended October 31, 2000, 1999 Financial highlights (For a share outstanding throughout the period) Notes to financial statements October 31, 2000

2. CONDITION OF THE FUND

(a) Statement of Net Assets (unaudited)

                                         (As of the end of January 31, 2002)
---------------------------------------------------------------------------
                                           $                        Yen
                                                              (in thousands)

a. Total Assets                              259,910,780         34,542,143
---------------------------------------------------------------------------
b. Total Liabilities                         120,841,156         16,059,790
---------------------------------------------------------------------------
c. Total Net Assets                          139,069,624         18,482,353
         (a-b)
 ---------------------------------------------------------------------------
d. Total Number of Shares       Class A        7,394,785  Shares
   Outstanding                  Class B        1,342,797  Shares
                                Class C           29,189  Shares
                                Class M        4,437,306  Shares
 ---------------------------------------------------------------------------
                                                                      (yen)
e. Net Asset Value              Class A            10.55              1,402
   per Share                    Class B            10.52              1,398
                                Class C            10.54              1,401
                                Class M            10.50              1,395
 ---------------------------------------------------------------------------

(b) Names of Major Portfolio Holdings other than Equity Shares (Top 30 Holdings) The major portfolio holdings of Putnam Global Governmental Income Trust is other than equity shares excluding some common stocks.


                                                                            (As of the end of January 2002)
------------------------------------------------------------------------------------------------------------

                                                                                U.S. Dollar
                                                                         -------------------------
                                                                                                   Invest-
                                                    Interest                                       ment
                           Kind of                   Rate     Par Value    Acquisition   Current   Ratio
    Name of Securities     Issue            Maturity  (%) [1,000] currency    Cost        Value    (%)
------------------------------------------------------------------------------------------------------------
1.  Federal National
    Mortgage Association
    Pass-Through          U.S. Government &
    Certificate TBA       Agency Obligations   2017  6 1/2 10,869  USD  11,135,630.00  11,130,508.00  8.00

 2. Federal National
    Mortgage Association
    Pass-Through          U.S. Government &
    Certificate           Agency Obligations   2016  6     10,830  USD  11,137,791.00  10,966,026.00  7.89

 3. U.S. Treasury Bonds   U.S. Government &
                          Agency Obligations   2016  7 1/2  7,180  USD   8,511,531.00   8,550,949.00  6.15

 4. France                Foreign Government
    (Government of)       Bonds & Notes        2009  4      7,980  EUR   6,978,258.00   6,483,756.00  4.66

 5. Residential Mortgage
    Securities 144A FRB   Collateralized
    Ser. 8, Class M       Mortgage Obligations 2038     --  4,200  USD   6,549,266.00   5,905,763.00  4.25

 6. Italy (Government of) Foreign Government
    Treasury Bonds        Bonds & Notes        2010  5 1/2  6,545  EUR   5,894,553.00   5,791,577.00  4.16

 7. Federal Home          U.S. Government &
    Loan Bank             Agency Obligations   2002  6 7/8  4,060  USD   6,675,782.00   5,791,525.00  4.16

 8. Federal National
    mortgage Association
    Pass-Through          U.S. Government &
    Certificate           Agency Obligations   2031  6 1/2  5,188  USD   5,217,744.00   5,223,289.00  3.76

 9. France                Foreign Government
    (Government of)       Bonds & Notes        2032  5 1/2  5,705  EUR   5,299,015.00   5,094,430.00  3.66

10. Federal National
    mortgage Association
    Pass-Through          U.S. Government &
    Certificate TBA       Agency Obligations   2032  6 1/2  4,460  USD   4,498,328.00   4,486,492.00  3.23

11. DSL Finance NV Bonds  Corporate
    (Netherlands)         Bonds & Notes        2009  5 3/4  9,025  NLG   5,856,188.00   4,116,586.00  2.96

12. Italy
    (Government of)       Foreign Government
    Treasury Bonds        Bonds & Notes        2006  4 3/4  4,670  EUR   4,057,215.00   4,045,596.00  2.91

13. United Kingdom        Foreign Government
    Treasury Bonds        Bonds & Notes        2008  9      2,190  GBP   3,800,165.00   3,799,000.00  2.73

14. Canada
    (Government of)       Foreign Government
    Bonds                 Bonds & Notes        2011  6      5,395  CAD   3,603,050.00   3,530,502.00  2.54

15. Germany (Federal
    Republic of)          Foreign Government
    Bonds Ser. 00         Bonds & Notes        2031  5 1/2  3,617  EUR   3,321,414.00   3,247,242.00  2.33

16. Italy
    (Government of)       Foreign Government
    Treasury Bonds        Bonds & Notes        2011  5 1/4  3,400  EUR   3,211,029.00   2,959,155.00  2.13

17. New Zealand
    (Government of)       Foreign Government
    Bonds Ser. 709        Bonds & Notes        2009  7      6,795  NZD   3,334,200.00   2,888,237.00  2.08

18. Spain (Government of) Foreign Government
    Bonds                 Bonds & Notes        2006  7      3,250  EUR   2,972,247.00   2,822,450.00  2.03

19. Deutsche Bahn
    Finance BV            Corporate
    Bonds (Netherlands)   Bonds & Notes        2009  4 7/8  3,355  NLG   3,319,262.00   2,809,682.00  2.02

20. Sweden
    (Government of)       Foreign Government
    Bonds Ser. 1044       Bonds & Notes        2006  3 1/2 30,860  SEK   2,792,454.00   2,730,622.00  1.96

21. United Kingdom        Foreign Government
    Treasury Bonds        Bonds & Notes        2012  5      1,760  GBP   2,644,040.00   2,510,861.00  1.81

22. Germany (Federal      Foreign Government
    Republic of) Bonds    Bonds & Notes        2012  5      2,880  EUR   2,480,871.00   2,498,640.00  1.80

23. U.S. Treasury Strip
    zero %, November      U.S. Government &
    15, 2024              Agency Obligations   2024     --  7,955  USD   2,232,507.00   2,096,143.00  1.51

24. Australia (Government Foreign Government
    of) Bonds Ser. 513    Bonds & Notes        2013  6 1/2  3,030  AUD   1,593,566.00   1,582,583.00  1.14

25. Canada                Foreign Government
    (Government of)       Bonds & Notes        2007  6 1/2  3,675  CAD   1,567,658.00   1,516,240.00  1.09

26. U.S. Treasury Bonds   U.S. Government &
                          Agency Obligations   2030  6 5/8  1,140  USD   1,223,942.00   1,244,378.00  0.89

27. Italy (Government of) Foreign Government
    Treasury Bonds        Bonds & Notes        2004  3 1/4  1,465  EUR   1,291,847.00   1,243,146.00  0.89

28. Denmark (Kingdom of)  Foreign Government
    Bonds                 Bonds & Notes        2009  6      9,640  DKK   1,269,026.00   1,182,901.00  0.85

29. Brazil (Federal       Foreign Government
    Republic of) Bonds    Bonds & Notes        2014  8      1,391  BRL   1,072,396.00   1,071,450.00  0.77

30. Spain (Government of) Foreign Government
    Bonds                 Bonds & Notes        2029  6      1,040  EUR   1,009,552.00     975,690.00  0.70
------------------------------------------------------------------------------------------------------------



V. FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY

This part is translated from the English source; omitted in English translation.

VI. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT TRUST SECURITIES

1. Transfer of the Shares

The transfer agent for the registered share certificates is Putnam Fiduciary Trust Company, P.O.Box 41203, Providence, RI 02940-1203, U. S. A.

The Japanese investors who entrust the custody of their shares to a Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of shares.

2. The Closing Period of the Shareholders' Book

No provision is made.

3. There are no annual shareholders' meetings. Special shareholders' meetings may be held from time to time as required by the Agreement and Declaration of Trust and the Investment Company Act of 1940.

4. No special privilege is granted to shareholders.

The acquisition of shares by any person may be restricted.

VII. REFERENCE INFORMATION

The following documents were filed with the Director of Kanto Local Finance Bureau in connection with the Fund.

March 16, 2001:          Securities Registration Statement/Annual Securities
                         Report (the 6th term)/Amendment to Securities
                         Registration Statement

March 27, 2001           Amendment to Securities Registration Statement/
                         Amendment to Annual Securities Report (the 6th term)
                         Amendment to Securities Registration Statement

July 31, 2001:           Semi-annual Report (during the 7th term)/
                         Amendment to Securities Registration Statement



AMENDMENT TO SECURITIES REGISTRATION STATEMENT
(NAV Sale)


PUTNAM GLOBAL GOVERNMENTAL INCOME TRUST


AMENDMENT TO SECURITIES REGISTRATION STATEMENT


To: Director of Kanto Local Finance Bureau

                                        Filing Date: March 15, 2002

Name of the Registrant Fund:            PUTNAM GLOBAL GOVERNMENTAL
                                        INCOME TRUST

Name and Official Title of              Charles E. Porter
Representative of Trust:                Executive Vice President and Treasurer

Address of Principal Office:            One Post Office Square
                                        Boston, Massachusetts 02109
                                        U.S.A.

Name and Title of Registration Agent:   Harume Nakano
                                        Attorney-at-Law
                                        Signature [Harume Nakano]
                                        ------------------------
                                                (Seal)

                                        Ken Miura
                                        Attorney-at-Law
                                        Signature [Ken Miura]
                                        ------------------------
                                                (Seal)

Address or Place of Business            Kasumigaseki Building, 25th Floor
                                        2-5, Kasumigaseki 3-chome
                                        Chiyoda-ku, Tokyo

Name of Liaison Contact:                Harume Nakano
                                        Ken Miura
                                        Attorneys-at-Law

Place of Liaison Contact:               Hamada & Matsumoto
                                        Kasumigaseki Building, 25th Floor
                                        2-5, Kasumigaseki 3-chome
                                        Chiyoda-ku, Tokyo

Phone Number:                           03-3580-3377

-- ii --

Public Offering or Sale for Registration

Name of the Fund Making Public          PUTNAM GLOBAL GOVERNMENTAL
Offering or Sale of Foreign             INCOME TRUST
Investment Fund Securities:

Type and Aggregate Amount of            Up to 100 million Class M Shares
Foreign Investment Fund Securities      Up to the total amount obtained
to be Publicly Offered or Sold:         by aggregating the net asset value
                                        per Class M Share by the
                                        respective number of Class M Shares
                                        in respect of 100 million
                                        Class M Shares (The maximum amount
                                        expected to be sold is 1,121.0 million
                                        U.S. dollars (YEN 149.0 billion).

Note 1: U.S.$amount is translated into Japanese Yen at the rate of U.S.$l.00=YEN 132.90 the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on January 31, 2002.

Note 2: The maximum amount expected to be sold is an amount calculated by multiplying the net asset value per Class M Share as of January 31, 2001 (U.S.$11.21) by 100 million Class M Shares for convenience.

Places where a copy of this Amendment to Securities Registration
Statement is available for Public Inspection

Not applicable.

(Total number of pages of this Amendment to Securities Registration Statement is 2 including front and back pages.)


I. REASON FOR FILING THIS AMENDMENT TO SECURITIES REGISTRATION
   STATEMENT:

This statement purports to amend and update the relevant information of the Securities Registration Statement ("Original SRS") filed on March 16, 2001 (amended on March 27, 2001 and July 31, 2001) due to the fact that the aforementioned Annual Securities Report was filed today.

The exchange rates used in this statement to translate the amended amounts of foreign currencies are different from those used before these amendments, as the latest exchange rates are used in this statement.

II. CONTENTS OF THE AMENDMENTS (the page numbers refer to in the Original SRS)

Part II. INFORMATION CONCERNING ISSUER (page 4 of the Original SRS)

The following matters in the original Japanese SRS are amended to have the same contents as those provided in the following items of the aforementioned Annual Securities Report:

Before amendment              After amendment
----------------              ----------------
[Original SRS]                [Aforementioned Annual Securities Report]

  I. DESCRIPTION OF THE FUND    I. DESCRIPTION OF THE FUND (the aforementioned
                                   Japanese Annual Securities Report, from page
                                   1 to page 21)

 II. OUTLINE OF THE FUND       II. OUTLINE OF THE FUND (Ditto, from page 28
                                   to page 60)

III. OUTLINE OF THE OTHER     III. OUTLINE OF THE OTHER
     RELATED COMPANIES             RELATED COMPANIES (Ditto, from page 61
                                   to page 62)

 IV. FINANCIAL CONDITIONS OF   IV. FINANCIAL CONDITIONS OF
     THE FUND                      THE FUND (Ditto, from page 63 to page 144)

  V. SUMMARY OF INFORMATION    VI. SUMMARY OF INFORMATION
     CONCERNING FOREIGN            CONCERNING FOREIGN
     INVESTMENT FUND SECURITIES    INVESTMENT FUND SECURITIES
                                   (Ditto, page 168)

 VI. MISCELLANEOUS             VII. REFERENCE INFORMATION (Ditto,page 168)

Note 1: U.S.$amount is translated into Japanese Yen at the rate of U.S.$1 = YEN 132.90, the mean of the exchange rate quotations at The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on January 31, 2002, for convenience.

Note 2: In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount. Also, translation into yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

Note 3: In this Report, "fiscal year" refers to a year from November 1 to October 31 of the following year.


Part III. SPECIAL INFORMATION (Ditto, page 5)

II. FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY of the Original SRS is amended to have the same contents as those provided in
V. FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY of the aforementioned Annual Securities Report: